                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                    NS GROUP, INC
________________________________________________________________________________
Name of the Registrant as Specified In Its Charter

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:
______________________________________________

Form, Schedule or Registration Statement No.:
______________________________________________

Filing Party:
______________________________________________

Date Filed:
______________________________________________

                              [NSGROUP INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT

To Our Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of NS Group, Inc., which will be held on Wednesday, May 12, 2004, 9:00 a.m., local time, at The Metropolitan Club, 50 East RiverCenter Boulevard, Covington, Kentucky for the following purposes:

     -    Elect three Class III directors to a three-year term.

     - Ratify the appointment of the Company's independent public accountants.

     -    Approve the NS Group, Inc. Equity Plan.

     -    Approve the NS Group, Inc. Non-Employee Director Equity Plan.

     -    Conduct other business properly brought before the meeting.

         Shareholders of record at the close of business on March 4, 2004 are entitled to vote at the meeting or any adjournment thereof.

         Your vote is important. Whether you plan to attend or not, please sign, date, and return the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

By Order of the Board of Directors,

/s/ Thomas J. Depenbrock
Thomas J. Depenbrock                                  Newport, Kentucky
Vice President and Secretary                          March 12, 2004

                                TABLE OF CONTENTS

Annual Meeting Information ..............................................................................          1

Securities Ownership of Management ......................................................................          4

Securities Ownership of Certain Beneficial Owners .......................................................          5

The Board of Directors ..................................................................................          6

Compensation of Directors ...............................................................................         10

Report of the Audit Committee ...........................................................................         11

Fees Paid to Independent Accountants ....................................................................         12

Proposals of the Board ..................................................................................         14

     Item 1. - Election of Three Class III Directors ....................................................         14

     Item 2. - Ratification of Appointment of Independent Public Accountants ............................         17

     Item 3. - Approval of the NS Group, Inc. Equity Plan ...............................................         17

     Item 4. - Approval of the NS Group, Inc. Non-Employee Director Equity Plan .........................         23

     Item 5. - Other Matters ............................................................................         27

Report of the Compensation Committee ....................................................................         28

Compensation of Executive Officers ......................................................................         31

Performance Graph .......................................................................................         35

Certain Relationships and Related Transactions ..........................................................         36

Shareholder Proposals ...................................................................................         37

Appendix A - Corporate Governance Guidelines ............................................................         38

Appendix B - Audit Committee Charter ....................................................................         43

Appendix C - NS Group, Inc. Equity Plan .................................................................         47

Appendix D - NS Group, Inc. Non-Employee Director Equity Plan ...........................................         61

                                 NS GROUP, INC.
                              530 West Ninth Street
                             Newport, Kentucky 41071

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of NS Group, Inc., which we refer to as "NS Group" or the "Company." The meeting will be held on Wednesday, May 12, 2004, beginning at 9:00 a.m., at the Metropolitan Club, 50 East RiverCenter Boulevard, Covington, Kentucky, and at any postponements or adjournments of the meeting. THIS PROXY STATEMENT WAS PREPARED UNDER THE DIRECTION OF NS GROUP'S BOARD OF DIRECTORS AND HAS BEEN SENT TO ASK YOU TO GIVE YOUR PROXY (THAT IS, THE AUTHORITY TO VOTE YOUR SHARES) TO OUR PROXY COMMITTEE SO THEY MAY VOTE YOUR SHARES ON YOUR BEHALF AT THE ANNUAL MEETING. The members of the proxy committee are Thomas J. Depenbrock and James J. Crowe. They will vote your shares as you instruct them on your proxy card. We intend to send the proxy statement, the proxy card and the 2003 annual report to shareholders on or about March 26, 2004.

WHO IS ENTITLED TO VOTE?________________________________________________________

     Shareholders owning our common stock on March 4, 2004 are entitled to vote at the annual meeting or any postponement or adjournment of the meeting.

     Each shareholder has one vote per share on all matters to be voted on. On March 4, 2004, there were 20,908,935 shares of common stock outstanding.

WHAT AM I VOTING ON?____________________________________________________________

     You may vote on the election of three nominees to serve as Class III directors on the board of directors, to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants, and to approve the NS Group, Inc. Equity Plan and the NS Group, Inc. Non-Employee Director Equity Plan.

     The board is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the proxy committee will vote your shares in accordance with its best judgment.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?__________________________

     The board recommends a vote FOR each of the nominees for Class III director, FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants, FOR the approval of the Equity Plan and FOR the approval of the Non-Employee Director Equity Plan.

HOW DO I VOTE?__________________________________________________________________

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, the proxy committee will vote for the three persons nominated for election as Class III directors, for ratification of Deloitte & Touche LLP as the Company's independent public accountants and for approval of the Equity Plan and the Non-Employee Director Equity Plan.

     You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Corporate Secretary, NS Group, Inc., P.O. Box 721670, Newport, Kentucky 41072-1670, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

WHAT IS A QUORUM?_______________________________________________________________

     A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock. There must be a quorum for the meeting to be lawfully held.

HOW ARE MY VOTES COUNTED?_______________________________________________________

     In voting on all matters, your shares are counted as one vote for each share of common stock held.

HOW MANY VOTES MUST THE PROPOSALS RECEIVE IN ORDER TO BE ADOPTED?_______________

     Directors are elected by a plurality of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote, which means the three nominees receiving the most votes are elected, even if each receives less than a majority of the votes.

     Under the Company's bylaws, a majority of the shares present at the meeting and entitled to vote on the subject matter is required for the approval of all other items. However, the approval of the NS Group, Inc. Equity Plan and the NS Group, Inc. Non-Employee Director Equity Plan is subject to an additional approval requirement set by the New York Stock Exchange. The minimum vote which will constitute shareholder approval for New York Stock Exchange purposes is defined as a majority of the votes cast on a proposal, provided that the total vote cast on the proposal represents more than 50% in interest of all shares entitled to vote thereon.

     Abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal. Broker non-votes are not counted as either votes for or votes against a proposal. For purposes of approval of the Equity Plan and the Non-Employee Director Equity Plan under the New York Stock Exchange listing standards, abstentions and broker non-votes are excluded from the tabulation of votes cast and, therefore, will not affect the outcome of the vote (except to the extent such abstentions and broker non-votes result in a failure to obtain total votes cast representing more than 50% in interest of all shares entitled to vote regarding the Equity Plan and the Non-Employee Director Equity Plan).

     Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.

WHAT ARE BROKER NON-VOTES?______________________________________________________

     The New York Stock Exchange permits brokers to vote their customers' shares on routine matters when the brokers have not received voting instructions from their customers.

     The election of directors and the ratification of independent accountants are examples of routine matters on which brokers may vote in this way. Brokers may not vote their customers' share on non-routine matters unless they have received voting instructions from their customers. The approvals of the NS Group, Inc. Equity Plan and the NS Group, Inc. Non-Employee Director Equity Plan are non-routine matters. Therefore, unless you give specific instructions to your broker regarding voting on the approval of the equity compensation plans, your broker will be unable to vote your shares on those matters. Non-voted shares on non-routine matters are broker non-votes.

HOW WILL VOTING BE CONDUCTED ON OTHER MATTERS RAISED AT THE MEETING?____________

     If any matters are presented at the meeting other than the proposal on the proxy card, the proxy committee will vote on them using their best judgment. Your signed proxy card gives the proxy committee the authority to do this. As of the date this proxy statement was mailed, we had not received notice of any matter to be presented other than those on the proxy card.

HOW IS THIS PROXY STATEMENT SOLICITED?__________________________________________

     The board of directors of NS Group is soliciting this proxy. The solicitation is done by mail, except for incidental personal solicitations made by officers, directors and employees of NS Group. We reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

                       SECURITIES OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership of NS Group common stock as of February 29, 2004, by each director, by each executive officer named in the Summary Compensation Table contained in this proxy, and by all directors and executive officers as a group.

                                              AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                              -----------------------------------------
                                               DIRECT (1) AND
                                                 RETIREMENT                    RIGHT TO               PERCENT
NAME                                          SAVINGS PLAN (2)                ACQUIRE (3)             OF CLASS
----                                          ----------------                -----------             --------
Clifford R. Borland (4)                         2,505,791                      95,333                  12.4%
Paul C. Borland, Jr.                                1,495                      84,333                    *
David A. B. Brown                                   2,000                       9,333                    *
J.C. Burton                                             -                       4,000                    *
Thomas J. Depenbrock (5)                           11,908                      48,166                    *
Patrick J. B. Donnelly                             29,375 (6)                   9,333                    *
Thomas L. Golatzki (5)                             16,766                      40,233                    *
George A. Helland, Jr.                              3,000                       9,333                    *
Gary L. Kott                                        2,000                       9,333                    *
Frank J. LaRosa II (5)                                225                      30,933                    *
Robert L. Okrzesik (5)                                  -                      23,800                    *
Rene J. Robichaud                                  46,514                     481,065                   2.5%
John F. Schwarz                                     3,000                       4,000                    *
Thomas J. Weber (5)                                     -                      26,500
Directors and executive
  officers as a group (14 persons)              2,622,074                     875,695                  16.1%

----------------------------------

*Less than 1.0% of class

(1)  Sole discretion as to voting and investment of shares.

(2) Shares allocated to personal accounts of executive officers and held by the trustee of the NS Group, Inc. Salaried Employees Retirement Savings Plan. Plan participants have sole discretion as to voting and, within limitations provided by the Plan, investment of shares.

(3) Shares that may be acquired upon exercising options within 60 days of February 29, 2004. If acquired, named individual would have sole discretion as to voting and investment of shares.

(4) The address of Mr. C.R. Borland is NS Group, Inc., 530 West Ninth Street, Newport, KY 41071.

(5) The ages of the following executive officers are: Mr. Depenbrock - 47; Mr. Golatzki - 60; Mr. LaRosa II - 44; Mr. Okrzesik - 49; and Mr. Weber - 53.

(6) Includes 12,850 shares owned by Mr. Donnelly's wife. Mr. Donnelly disclaims any beneficial interest in these shares.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records, we believe that during the year ended December 31, 2003, our directors and officers complied with all Securities and Exchange Commission (SEC) filing requirements applicable to them.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows information regarding each person known by us to be the beneficial owner of more than 5% of our common stock (other than certain of our directors and officers, whose stock ownership is set forth above under "Securities Ownership of Management" on page 4 of this proxy statement). The ownership information shown below is based entirely upon and derived from
Schedule 13G filings with the SEC.

                                             AMOUNT AND NATURE OF         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           CLASS
------------------------------------         ---------------------          -----
Van Den Berg Management                       3,110,456 shares (1)         14.88%
1301 Capital of Texas Hwy
Austin, TX 78746

State Street Research & Management            2,223,500 shares (2)         10.63%
One Financial Center, 31st Floor
Boston, MA 02111-2690

Wall Street Associates                        1,385,000 shares (3)          6.62%
1200 Prospect Street, Suite 100
La Jolla, CA 92037

Dimensional Fund Advisors, Inc.               1,243,000 shares (4)          5.94%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

(1) Based on Amendment No. 5 to Schedule 13G filed with the SEC on January 13, 2004, by Van Den Berg Management. Van Den Berg Management reports sole voting power and dispositive power over 32,290 shares and shared voting power and shared dispositive power as to 3,078,166 shares.

(2) Based on Schedule 13G filed with the SEC on February 17, 2004, by State Street Research & Management Company ("State Street"). State Street reports sole voting and sole dispositive power over 2,223,500 shares, and further reports that all such shares are, in fact, owned by clients of State Street.

(3) Based on Schedule 13G filed with the SEC on February 12, 2004, by Wall Street Associates. Wall Street Associates reports sole voting power over 687,800 shares and sole dispositive power over 1,385,000 shares. According to its Schedule 13G, all the shares reported in the schedule are owned by advisory clients of Wall Street Associates, and Wall Street Associates disclaims beneficial ownership of such shares.

(4) Based on Schedule 13G filed with the SEC on February 6, 2004, by Dimensional Fund Advisors Inc. ("Dimensional"). According to its Schedule 13G, Dimensional is an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other group trusts and separate accounts. Dimensional reports sole voting and dispositive power over 1,243,000 shares in its role as investment advisor or manager. Dimensional disclaims beneficial ownership of such shares.

                             THE BOARD OF DIRECTORS

     Under our bylaws and the laws of the Commonwealth of Kentucky, our state of incorporation, our business and affairs are managed under the direction of the board of directors. The board met eight times in 2003. All members of the board attended at least 75% of the meetings held by the board or the committees on which they served.

     The board of directors has determined that each of our non-management directors is independent, as that term is defined under the general independence standards in the listing standards of the New York Stock Exchange. The board has adopted categorical standards to assist it in making determinations of independence, which are attached hereto as Appendix A. All directors identified as independent in this proxy statement meet these standards.

     Shareholders can communicate with the board directly by sending a letter to: NS Group, Inc. Board of Directors, c/o NS Group, Inc., P.O. Box 721670, Newport, Kentucky 41072-1670. All such communications will be forwarded to the board, but may be reviewed by the Company prior to forwarding.

     The non-management directors meet periodically in executive session. The presiding director for these meetings is chosen periodically by the non-management directors, to serve until a replacement is chosen. Mr. Clifford
R. Borland currently serves as the presiding director at the meetings of non-management directors. Shareholders and other interested persons can contact the presiding director by sending a letter to: Presiding Director, c/o NS Group, Inc., P.O. Box 721670, Newport, Kentucky 41072-1670. If any of the non-management directors are not independent, the independent, non-management directors meet at least once annually.

CORPORATE GOVERNANCE AND ETHICS_________________________________________________

     The board of directors has adopted Corporate Governance Guidelines setting forth the principles and practices that govern the operation of the board. These Corporate Governance Guidelines are available on the Company's website under the "Corporate Governance" caption and will be provided to any shareholder who requests a copy by contacting the Company's Investor Relations Department.

     The Company has adopted a Code of Ethics and Business Conduct applicable to all of the Company's directors, officers and employees. This code of ethics is available on the Company's website and will be provided to any shareholder who requests a copy by contacting the Company's Investor Relations Department. The Company has also adopted a Code of Ethics for CEO and Senior Financial Officers that applies to the Company's chief executive officer, chief financial officer and controller. This code of ethics has been posted on the Company's website and the Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K by posting such information on its website.

BOARD COMMITTEES AND MEETING ATTENDANCE_________________________________________

     The board has five committees: the Executive, Audit, Compensation, Investment/Mergers and Acquisitions, and Nominating and Corporate Governance Committees. Committees report their actions to the full board at its next regular meeting. The charters of each of the board committees are available on the Company's website at www.nsgrouponline.com. David A.B. Brown, the Chairman of the Audit Committee, also serves on the audit committees of four other companies. The board has reviewed Mr. Brown's skills and experience, responsibilities to the other companies for which he serves as a director and audit committee member, his other professional responsibilities and the requirements for effectively serving on the NS Group Audit Committee and has determined that service by Mr. Brown on four other audit committees does not impair his ability to serve as the Chairman of the NS Group Audit Committee.

     The following table summarizes the current membership of the board and each of its committees, as well as the number of times each committee met during the year ended December 31, 2003. A description of the duties of each committee follows the table below.

                     COMMITTEE MEMBERSHIP AND MEETINGS HELD

                                                                                  INVESTMENT/      NOMINATING AND
                                                                                  MERGERS AND         CORPORATE
            NAME                 EXECUTIVE        AUDIT        COMPENSATION      ACQUISITIONS        GOVERNANCE
            ----                 ---------        -----        ------------      ------------        ----------
Clifford R. Borland                  X*                                                X*
Paul C. Borland, Jr.                                                                   X
David A. B. Brown                                   X*                                 X                  X
J.C. Burton                                                          X                 X                  X
Patrick J. B. Donnelly                                               X                 X                  X*
George A. Helland, Jr.                              X                X                 X
Gary L. Kott                                        X                X*                X
Rene J. Robichaud                    X                                                 X
John F. Schwarz                                     X                                  X                  X
Number of Meetings
   in 2003                           -              6                5                 -                  1

*Chairman

EXECUTIVE COMMITTEE_____________________________________________________________

  - Has the full power of the board between meetings of the board, with specified limitations relating to major corporate matters

AUDIT COMMITTEE_________________________________________________________________

     - Comprised entirely of directors meeting both the general independence standards in the listing standards of the New York Stock Exchange and the heightened audit committee independence requirements set forth in the rules of the Securities and Exchange Commission

     - Reviews the Company's accounting policies, internal controls, and financial reporting and disclosure practices, including any significant changes in the Company's selection or application of accounting principles, the effect of alternative GAAP methods on the financial statements and any major issues as to the adequacy of the Company's internal controls

     - Reviews with management and the Company's independent accountants the Company's annual financial statements and the annual and quarterly filings with the Securities and Exchange Commission, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing

     - Reviews the type and presentation of information to be included in the Company's earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and ratings agencies

     -    Discusses policies with respect to risk assessment and risk management

     - Meets separately, periodically, with management, the Company's internal auditors and the Company's independent accountants

     - Solely responsible for the selection and termination of the independent accountants

     - Reviews a report from the Company's independent accountants regarding its internal quality control procedures, any material issues raised by its past quality control or peer review or other investigation and steps taken to deal with such issues

     -    Pre-approves the independent accountants' audit scope

     -    Pre-approves the independent accountants' audit fee

     -    Assesses the independence of the independent accountants

     - Pre-approves all permissible non-audit services to be performed by the independent accountants

     - Establishes and oversees procedures for the receipt, retention and treatment of communications received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential submission by employees of concerns regarding questionable accounting or auditing matters

     -    Conducts an annual self-evaluation

     The board of directors has determined that all the members of the Audit Committee are financially literate and that Mr. David A. B. Brown qualifies as an "Audit Committee Financial Expert" as that term is defined in the rules of the Securities and Exchange Commission.

COMPENSATION COMMITTEE__________________________________________________________

     - Comprised entirely of directors meeting the general independence standards in the listing standards of the New York Stock Exchange

     - Recommends to the board on matters of executive compensation policies and programs

     - Recommends new compensation and benefit plans to the board of directors

     - Recommends to the board the compensation of the Company's chief executive officer and approves compensation for the other executive officers of the Company

     - Administers the Company's stock and performance-based compensation plans

     - Recommends to the board compensation and benefits for non-employee directors

     -    Conducts an annual self-evaluation

INVESTMENT/MERGERS AND ACQUISITIONS COMMITTEE___________________________________

     -    Reviews and administers the Company's investment policies

     - Oversees and monitors investment activity and results, including acquisition opportunities

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE___________________________________

     - Comprised entirely of directors meeting the general independence standards in the listing standards of the New York Stock Exchange

     -    Formulates the Company's corporate governance guidelines

     - Determines the qualification and independence of directors and committee members

     -    Nominates persons for election to the board of directors

     - Considers director nominations from shareholders, if any, received in compliance with the notice procedures set forth in the Company's bylaws

     -    Conducts an annual self-evaluation

     The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders, if any, submitted pursuant to the notice procedures set forth in the Company's bylaws. These notice procedures require that such recommendation be received, in writing, by the Secretary of the Company not less than 90 days nor more than 120 days prior to the date of the annual meeting.

     The notice must include: (i) the name, age, business address and residence address of the recommended nominee; (ii) the principal occupation or employment of such person, and the class and number of shares of the Company which are beneficially owned by such person; (iii) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (iv) if the shareholder(s) making the nomination is a person, other than the Company or any of its subsidiaries, who is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the Company, or is an affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the Company, details of any relationship, agreement or understanding between the shareholder(s) and the nominee; and (v) as to the shareholder(s) making the nomination: (A) the name and address, as they appear on the Company's books, of such shareholder(s); and
(B) the class and number of shares of the Company which are beneficially owned by such shareholder(s).

     Nominees for director may not be stand for election or reelection to the board after attaining the age of 70.

     The Nominating and Corporate Governance Committee identifies nominees from a number of sources, including other directors, management, shareholders, third-party search firms and other parties. All prospective nominees are evaluated by the committee on the basis of written, biographical information provided to the committee regarding the prospective nominee. Prospective nominees who pass this initial evaluation are then subject to more extensive screening which can include background checks conducted by third parties and personal interviews between the committee and the prospective nominee.

                            COMPENSATION OF DIRECTORS

     Directors who are not employees receive both cash and stock-based compensation for their services. The stock-based compensation aligns the interests of the directors with the long-term interests of NS Group's shareholders.

     Directors who are also employees of NS Group receive no additional compensation for their service on the board or its committees. We pay our non-employee directors as follows in addition to out-of-pocket expenses:

Annual cash fees ...........................................   $ 24,000 ($6,000 paid each quarter)
Compensation for board meetings in excess
       of four per calendar year............................   $  1,000 per meeting
Compensation for committee meeting
       attendance...........................................   $    750 per meeting
Travel pay (for out-of-town directors)......................   $  1,000 per meeting

     Mr. C. R. Borland receives an annual fee of $29,125 for his services as Chairman, in addition to his fees received as a non-employee director.

     During 2003, we awarded each non-employee director non-qualified stock options to purchase common shares under the NS Group, Inc. 2000 Non-Employee Director Stock Option Plan. Pursuant to the current terms of such plan, each non-employee director is granted (i) a stock option for 4,000 common shares on the first day of their term as a director and (ii) a stock option for 4,000 common shares on the date of each annual meeting.

     Upon approval by the shareholders of NS Group, and effective as of January 1, 2004, the NS Group, Inc. 2000 Non-Employee Director Stock Option Plan will be replaced by the NS Group, Inc. Non-Employee Director Equity Plan. Pursuant to the terms of the proposed plan, each non-employee director is granted on the first day of their term as a director and on the date of each annual meeting, at the discretion of the board, either (i) a stock option for 4,000 common shares;
(ii) stock appreciation rights with respect to 4,000 common shares; or (iii) restricted shares with an equivalent fair market value to the stock option otherwise distributable under the plan. The NS Group, Inc. Non-Employee Director Equity Plan also allows the non-employee directors to elect to receive all or a portion of their director fees in either stock options or common stock of NS Group, Inc. Further details regarding the operation of the NS Group, Inc. Non-Employee Director Equity Plan can be found beginning on page 23 hereof under "Proposals of the Board, Item 4 - Approval of the NS Group, Inc. Non-Employee Director Equity Plan." A copy of the plan is attached hereto as Appendix D.

     In 2003, awards under the NS Group, Inc. 2000 Non-Employee Director Stock Option Plan were made on May 14 at an exercise price of $7.95 per share (the closing price of the common stock on that date). The options become exercisable in one-third increments on the first three anniversaries of the date of grant.

     In the event of a change of control, any unexercisable options become exercisable and remain exercisable until the earlier of five years from the date of the change of control or the remaining life of the option.

     If a non-employee director dies or retires from the board after serving five or more years, any vested options can be exercised within the lesser of two years from death or retirement, or the remaining life of the options. If a non-employee director leaves the board for any reason other than death or retirement, any vested options can be exercised within the lesser of 90 days after the date the director ceases to be a non-employee director or the remaining life of the options.

                          REPORT OF THE AUDIT COMMITTEE

     The audit committee oversees the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the independent auditors, the annual audit of NS Group's financial statements, and related matters. We reviewed and reassessed our written charter and approved the charter with changes in February 2004. A copy of the charter as amended is attached hereto as Appendix B. Our committee is composed entirely of independent directors in accordance with the current applicable independence standards of the Securities and Exchange Commission and the New York Stock Exchange.

     On May 14, 2002, the board of directors, based on a recommendation of the audit committee, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and approved the selection of Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's independent public accountants for the year ending December 31, 2002.

     Arthur Andersen's reports on the Company's financial statements for the year ended December 31, 2001, the quarter ended December 31, 2000, and the fiscal year ended September 30, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During those periods and through May 14, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the Company's financial statements for such periods. Also, during those periods, there were no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen furnished a letter to the Securities and Exchange Commission stating that it agreed with the foregoing statements.

     During the year ended December 31, 2001, the quarter ended December 31, 2000, and the fiscal year ended September 30, 2000, and through May 14, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The audit committee: (1) reviewed and discussed with management NS Group's audited financial statements for the year ended December 31, 2003; (2) discussed with Deloitte & Touche, the independent auditors appointed by the Board for 2003, the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended by Statement on Auditing Standards No. 90, "Audit Committee Communications"; (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"; (4) considered whether the provision of non-audit services is compatible with maintaining the auditors' independence described below under "Appointment of Independent Accountants"; and (5) discussed with the auditors the auditors' independence.

      The audit committee chairman discussed the interim financial information, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," contained in each of the quarterly Form 10-Q's with the chief financial officer and independent accountants prior to filing of the forms with the Securities and Exchange Commission.

     Based on our review and discussions with management, we recommended to the board of directors that the audited financial statements for the year ended December 31, 2003, be included in NS Group's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     We also discussed with the Company's independent accountants the overall scope and plan for their audit. We meet periodically with the independent auditors and the Company's internal auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     We also evaluated and recommended the reappointment of Deloitte & Touche as the Company's independent accountants for 2004.

This report has been furnished by:

The Audit Committee of the Board of Directors

David A. B. Brown (Chairman)
George A. Helland, Jr.
Gary L. Kott
John F. Schwarz

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     The following fees were paid to the Company's independent accountants, Deloitte & Touche LLP, for the year ended December 31, 2003 and a portion of 2002, and Arthur Andersen LLP for a portion of 2002.

                                     2003                       2002
                                 -------------      ----------------------------
                                 Deloitte &            Deloitte &       Arthur
                                   Touche                Touche        Andersen
                                   ------                ------        --------
Audit fees                        $411,553               $132,331       $173,000
Audit-related fees                  89,849                 11,580         19,000
Tax fees                           228,334                 30,750         39,500
All other fees                       4,500                      -          5,000
                                  --------               --------       --------
                                  $734,236               $174,661       $236,500
                                  ========               ========       ========

     All services rendered by Deloitte & Touche are permissible under the applicable laws and regulations, and are pre-approved by the Audit Committee. A description of the fees paid in the categories above is described as follows:

     Audit fees. These are fees for professional services performed by the independent accountants for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

     Audit-related fees. These are fees for assurance and related services performed by the independent accountants that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit plan audits; attestations by the independent accountants that are not required by statute or regulation; and consulting on financial accounting/reporting standards.

     Tax fees. These are fees for professional services performed by the independent accountants with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; tax audit assistance; and tax work stemming from "Audit-related" items.

     All other fees. These are fees for other permissible work performed by the independent accountants that does not meet the above category descriptions. This work was for tax filing and planning for individual employees of the Company.

     Services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence of the independent accountants core work, which is the audit of the Company's consolidated financial statements.

                             PROPOSALS OF THE BOARD

     The board will present the following proposals at the meeting:

ITEM 1. ELECTION OF THREE CLASS III DIRECTORS

     Our articles of incorporation provide for the classification of the board of directors into three classes. The term of the current Class III directors expires at the 2004 annual meeting of shareholders. All nominees are currently Class III directors. Three Class III directors will be elected at the annual meeting.

     Class III directors will serve until the 2007 annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by the board or the size of the board will be reduced. Unless authority is specifically withheld, proxies will be voted for the election of the nominees named below to serve as Class III directors for a term of office to expire at the third succeeding annual meeting and until their successors have been duly elected and qualified. Class III directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting. The Class I and Class II directors will continue to serve their respective terms, with the three Class I directors having a term that will expire at the 2005 annual meeting of shareholders and the three Class II directors having a term that will expire at the 2006 annual meeting of shareholders.

     The names of the nominees and certain information concerning them are set forth below:

NOMINEES FOR CLASS III DIRECTORS

CLIFFORD R. BORLAND
Director since 1981
Age 66

     Mr. C. R. Borland has been chairman of NS Group since December 1995. He retired from NS Group in January 2001 where he formerly held the positions of chief executive officer (1995 to February 2000), president (1981 to 1995 and 1998 to 1999) and chief operating officer (1998 to 1999). Mr. C. R. Borland is the brother of Mr. P. C. Borland, Jr.

PATRICK J. B. DONNELLY
Director since 1981
Age 67

     Mr. Donnelly has been a partner in the Baltimore, Maryland law firm of Niles, Barton & Wilmer LLP since 1972.

RENE J. ROBICHAUD
Director since 1999
Age 45

     Mr. Robichaud has been chief executive officer of NS Group since February 2000 and president since he joined NS Group in June 1999. He previously held the position of chief operating officer from June 1999 to May 2000. Prior to joining NS Group, Mr. Robichaud worked in investment banking for over 14 years, most recently as a managing director at Salomon Smith Barney.

     The names of the Class I and Class II directors, whose terms expire at the 2005 and 2006 annual meeting of shareholders, respectively, and who are currently serving their terms, are set forth below:

CLASS I DIRECTORS (TERMS EXPIRE IN 2005)

PAUL C. BORLAND, JR.
Director since 1996
Age 69

     Mr. Borland, Jr. retired from NS Group in July 1998. He formerly held the position of president and chief operating officer of NS Group (1995 to 1998). He is the brother of Mr. C. R. Borland.

J. C. BURTON
Director since 2001
Age 65

     Mr. Burton is a retired executive of Amoco where he spent 37 years in various positions, including president of Amoco Europe.

JOHN F. SCHWARZ
Director since 2001
Age 67

     Mr. Schwarz is currently a director, president and chief executive officer of Entech Enterprises, Inc., a private independent oil and gas exploration and production company. Mr. Schwarz also served as director, president and chief executive officer of Energy Development Corporation and CSX Oil & Gas Corporation where he spent 28 years. Mr. Schwarz also serves on the board of directors of Burlington Resources Inc.

CLASS II DIRECTORS (TERMS EXPIRE IN 2006)

DAVID A. B. BROWN
Director since 2000
Age 60

     Mr. Brown has been president of The Windsor Group, a consulting firm that focuses on energy related issues facing oilfield services and engineering companies, since 1984. Mr. Brown also currently serves on the board of directors of EMCOR Group, Inc., Layne Christensen Company, Mission Resources Corporation and Pride International Inc.

GEORGE A. HELLAND, JR.
Director since 2000
Age 66

     Mr. Helland has been a senior associate of Cambridge Energy Research Associates (CERA), an independent consulting and research firm providing insight into the future of energy since 1997. He served as chairman of the board of Tokheim Corporation from September 2001 to February 2003. He also was acting chairman, president, and chief executive officer from April 2001 until August 2001. On November 21, 2002, Tokheim Corporation and five of its domestic U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware.

GARY L. KOTT
Director since 2000
Age 62

     Mr. Kott is an independent businessman. From 1978 through June 1998, he served as senior vice president and chief financial officer of Global Marine, Inc. and president of Global Marine Drilling Company. He currently serves on the board of directors of Tesco Corporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE CLASS III DIRECTOR NOMINEES

ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche LLP examined the financial statements of NS Group for the years ended December 31, 2003 and 2002 and the audit committee wishes to continue the services of this firm. A resolution will be presented at the meeting to ratify the appointment by the audit committee of the firm of Deloitte & Touche LLP, as independent auditors, to examine the financial statements of NS Group for 2004, and to perform other appropriate accounting services. We have been advised that a representative of Deloitte & Touche LLP will be present at the meeting with an opportunity to make a statement if he or she desires and will be available to respond to shareholder questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

ITEM 3. APPROVAL OF THE NS GROUP, INC. EQUITY PLAN

         The board of directors has adopted the NS Group, Inc. Equity Plan (the "Equity Plan") effective January 1, 2004, subject to shareholder approval. The Equity Plan permits NS Group to grant stock options, stock appreciation rights, performance units, performance shares, restricted shares, deferred shares and other awards to participants. Upon the approval of the adoption of the Equity Plan by the Company's shareholders, the Equity Plan will replace and supersede the Company's Amended and Restated 1995 Stock Option and Stock Appreciation Rights Plan, except that awards granted under that plan prior to January 1, 2004 will continue in accordance with their terms.

         NS Group believes that the Equity Plan will motivate those officers and other key employees of NS Group and its subsidiaries to exert their best efforts on behalf of NS Group and its subsidiaries and that NS Group will benefit from the added interest which such participants will have in the welfare of NS Group as a result of their proprietary interest in NS Group's success. The description of the Equity Plan set forth below is a summary only, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Equity Plan itself. The complete text of the Equity Plan is attached as Appendix C to this proxy statement.

         Shareholder approval of Item 3 will constitute approval of (i) the performance criteria upon which performance-based awards may be based under the Equity Plan in those instances in which such awards are intended to be deductible by NS Group under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), (ii) the annual per participant limit of 300,000 shares on grants of options and stock appreciation rights or any combination thereof, (iii) the annual per participant limit of $3,000,000 for other cash-based awards that are not denominated or payable in shares of Common Stock, and (iv) the class of participants eligible to receive awards under the Equity Plan. See "Tax Status of Equity Plan Awards -- Section 162(m)."

         Because awards under the Equity Plan will occur in the future and cannot be determined at this time, it cannot be determined at this time what amounts or benefits, if any, will be received by any participant with respect to any year under the Equity Plan.

SUMMARY DESCRIPTION OF THE EQUITY PLAN__________________

         ADMINISTRATION. The Equity Plan will be administered by one or more committees (or subcommittees) consisting of not less than two directors appointed by the board each of whom must be a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "outside director" as defined in the regulations under Section 162(m) of the Code. The board may also administer the Equity Plan itself. The board has delegated the administrative authority under the Equity Plan to the Compensation Committee. The Compensation Committee is authorized to interpret and construe the Equity Plan and any determination by the Compensation Committee is final and conclusive.

         TERM. No awards may be made under the Equity Plan after ten years from the date it was first adopted by the board.

         PARTICIPANTS. The Compensation Committee may grant awards under the Equity Plan to any person who is at the time an employee of the Company or any of its subsidiaries (including an executive officer) or who has been offered employment by the Company or a subsidiary, except that a prospective employee may not receive any payment or exercise the right relating to any award until that person has commenced employment with the Company or a subsidiary.

         SHARES SUBJECT TO THE PLAN. The total number of shares of NS Group common stock ("Common Stock") which may be issued or transferred under the Equity Plan is 1,000,000, of which no more than 800,000 may be issued or transferred by the Company upon the exercise of incentive stock options. In addition, no participant may be granted stock options and stock appreciation rights, in the aggregate, for more than 300,000 shares of Common Stock in any calendar year, and the number of performance shares, restricted shares, deferred shares and other Common Stock awards under the Equity Plan may not exceed 200,000 in the aggregate.

         STOCK OPTIONS. The Equity Plan permits the Compensation Committee to award either non-qualified or incentive stock options. The Compensation Committee will determine the terms and conditions of options granted under the Equity Plan, including vesting and exercisability, but in no event may an option be exercisable more than ten years after it is granted. The exercise price per share of Common Stock for any option awarded under the Equity Plan will not be less than 100% of the market value of a share of Common Stock on the date the option is granted. To the extent permitted by the Compensation Committee, the exercise price of an option may be paid (a) in cash or its equivalent, (b) in shares of Common Stock owned by the participant not less than six months having a value at the time of exercise equal to the aggregate exercise price, or (c) partly in cash and partly in shares of Common Stock. The Equity Plan prohibits the repricing of options without further approval of the Company's shareholders.

         STOCK APPRECIATION RIGHTS. Stock appreciation rights constitute the right to receive an amount equal to a percentage (but not in excess of 100%) of the difference between the exercise price of the stock appreciation right and the market value of Common Stock on the exercise date. The exercise price of a stock appreciation right must be no less than the market value of our Common Stock on the grant date. Stock appreciation rights may be granted alone or in tandem with options. Stock appreciation rights granted in tandem with options must have an exercise price equal to the exercise price per share of the related options. The exercise of all or a portion of a stock appreciation right granted with a related option results in the forfeiture of all or a corresponding portion of the related option, and vice versa. The amount payable on exercise of a stock appreciation right may be made by the Company in stock or cash, or a combination of stock and cash, and the Compensation Committee may either grant to the participant or retain in the committee the right to elect among those alternatives. Any grant may specify a maximum amount payable on exercise and waiting periods before exercise and permissible exercise dates or periods. In no event will a free-standing stock appreciation right be exercisable more than ten years after it is granted.

         PERFORMANCE-BASED AWARDS. The Compensation Committee may grant performance units and performance shares that will become payable (or payable early) to a participant upon achievement of specified management objectives over a period of time established by the Compensation Committee of not less than three years, except in the case of a change of control of NS Group. A "performance unit" is a bookkeeping entry that records a unit equivalent of $1.00, and a "performance share" is a bookkeeping entry that records the equivalent of one share of our Common Stock. Any such awards granted to participants who may be "covered employees" under Section 162(m) of the Code must be consistent with the provisions thereof. Each grant may specify a minimum acceptable level of achievement of the management objectives and will set forth a formula for determining the number of performance units or performance shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified management objectives. Before the performance shares or performance units are earned and paid, the Compensation Committee must determine that the management objectives have been satisfied. The amount payable under a performance share or unit award may be made by the Company in stock or cash, or a combination of stock and cash, and the Compensation Committee may either grant to the participant or retain in the committee the right to elect among those alternatives.

         RESTRICTED SHARES. The Equity Plan permits the grant or sale of shares of restricted shares to a participant. Each grant or sale may be made without additional consideration or in consideration of a payment less than the market value of the stock. The Compensation Committee will determine the number of shares of restricted shares to grant or sell to a participant, the duration of the period (which must be not less than three years) during which, and the conditions, if any, under which, the restricted shares may be forfeited to NS Group and the other terms and conditions of restricted shares awards. Recipients of restricted shares awards generally receive dividends and have all the customary voting and other rights of a shareholder during the restricted period, but may not sell, transfer, or otherwise dispose of the restricted shares, except as provided in the applicable award agreement. The award agreement may require that dividends or dividend equivalents paid on any shares of restricted shares be deferred and reinvested in additional shares of restricted shares. The Compensation Committee may specify performance goals that, if achieved, will result in the termination or early termination of restrictions applicable to such shares.

         DEFERRED SHARES. The Compensation Committee may also authorize the grant or sale of deferred shares to participants under which the Company agrees to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Compensation Committee may specify. The Compensation Committee will specify the deferral period, which will be not less than three years, subject the earlier lapse or other modification of the deferral period in the event of a change in control of NS Group. Each grant or sale of deferred shares may be made without additional payment or for a payment by such participant that is less than the market value per share at the date of grant. During the Deferral Period, a recipient of deferred shares may not transfer any rights under his or her award and will not have the customary voting and other rights of a shareholder.

         OTHER AWARDS. The Compensation Committee is authorized to grant to any participant other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our Common Stock or factors that may influence the value of our Common Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our Common Stock, purchase rights for our Common Stock, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Compensation Committee, and awards valued by reference to the book value of our Common Stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of, the Company. The Compensation Committee may grant cash awards as an element of or supplement to any other award granted under the Equity Plan. The Compensation Committee is authorized to grant Common Shares as a bonus, or to grant Common Shares or other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Equity Plan or under other plans or compensatory arrangements, subject to such terms as are determined by the Compensation Committee.

         ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Compensation Committee may adjust (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the Equity Plan or pursuant to outstanding awards, and (ii) the exercise price of any option or stock appreciation right.

         With respect to any participant, the Compensation Committee may, in its sole discretion, accelerate the time at which any option right or stock appreciation right may be exercised or the time when a performance unit or performance share will be deemed to have been fully earned or the time when a substantial risk of forfeiture or prohibition on transfer of restricted shares will lapse or the time when a deferral period will end in connection with a "change in control" of NS Group (as defined in the Equity Plan).

         AMENDMENT. The board may amend the Equity Plan, but any amendment which must be approved by our shareholders in order to comply with applicable law or the rules of the New York Stock Exchange (or other principal national securities exchange upon which our Common Stock is traded or quoted) will not be effective until such approval has been obtained. The Compensation Committee may not authorize the amendment of any outstanding option right to reduce the option price without the further approval of our shareholders.

FEDERAL INCOME TAX CONSIDERATIONS_______________

         INTRODUCTION. The following discussion of the federal income tax considerations of awards under the Equity Plan is based on current federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes that are not described below.

         INCENTIVE STOCK OPTIONS. If the option is an incentive stock option, no income is realized by the participant upon grant or exercise of the option, and no deduction is available to NS Group at such time except that upon exercise the excess of the fair market value of the Common Stock over the exercise price of the option is an item of tax preference potentially subject to the alternative minimum tax. If the Common Stock purchased upon the exercise of an incentive stock option is held by a participant for at least two years from the date of the grant of such option and for at least one year after exercise, upon disposition of the shares, any resulting gain is taxed at long-term capital gains rates. If the Common Stock purchased pursuant to the option is disposed of before the expiration of such periods, any gain on the disposition of the shares, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price of the option, is taxed at ordinary rates as compensation paid to the participant, and NS Group is entitled to a deduction for an equivalent amount. Any amount received by the participant upon such disposition prior to the expiration of the holding periods in excess of the exercise price paid by the participant plus the amount of compensation income recognized is taxed at capital gains rates.

         NON-QUALIFIED OPTIONS. If the option is a non-qualified option, no income is realized by the participant at the time of grant of the option, and no deduction is available to NS Group at such time. At the time of exercise (other than by delivery of Common Stock to NS Group), ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and NS Group receives a tax deduction for the same amount. If an option is exercised by delivering Common Stock to NS Group, a number of shares received by the participant equal to the number of shares so delivered will be received free of tax and will have a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares received by the participant when Common Stock is delivered in payment of the exercise price will be taxable to the participant as ordinary income (and NS Group will receive a corresponding deduction), and the participant's tax basis in such shares will be their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise will be treated as capital gain or loss if the required holding period requirements are met.

         STOCK APPRECIATION RIGHTS. No income is realized by the participant at the time a stock appreciation right is awarded, and no deduction is available to NS Group at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash or the fair market value of the unrestricted Common Stock received by the participant, and NS Group will be entitled to a deduction of equivalent value.

         PERFORMANCE UNITS AND PERFORMANCE SHARES. No income is realized by the participant at the time performance units or performance shares are awarded, and no deduction is available to NS Group at such time. When the performance shares or performance units are earned and paid, ordinary income is realized by the participant in the amount of the cash or the fair market value of the unrestricted Common Stock received by the participant, and NS Group will be entitled to a deduction of equivalent value.

         RESTRICTED SHARES. NS Group receives a deduction and the participant recognizes ordinary income equal to the fair market value of the restricted shares at the time the restrictions on it lapse (reduced by any amount paid by the participant for the restricted shares), unless the participant elects to recognize such income immediately by so electing not later than 30 days after the date the restricted shares are granted as permitted under Section 83(b) of the Code, in which case both NS Group's deduction and the participant's inclusion in income occur on the grant date.

         DEFERRED SHARES. No income is realized by the participant at the time deferred shares are awarded, and no deduction is available to NS Group at such time. NS Group receives a deduction and the participant recognizes ordinary income equal to the fair market value of the deferred shares at the time the shares are transferred to the participant under the award (reduced by any amount paid by the participant for the deferred shares), and the capital gain/loss holding period for the shares will also commence on the date that the shares are transferred to the participant.

         SECTION 162(m). Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers in any year. Qualifying performance-based compensation is not subject to such deduction limit if certain requirements are met. One requirement is shareholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants and (iii) the class of employees eligible to receive awards. In addition, in the case of performance-based awards, other requirements are that objective performance goals and the amounts payable upon achievement of the goals be established and certified by a committee comprised solely of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. In the case of options and stock appreciation rights, the above requirements must be satisfied and the exercise price of the option or stock appreciation right may not be less than fair market value of the Common Stock on the date of grant.

         AWARDS UNDER THE EQUITY PLAN.

         As of March 12, 2004, no awards have been granted under the Equity
Plan.

ADOPTION OF ITEM 3

         NS Group believes that its best interests will be served by the approval of this Item 3. The Equity Plan will enable NS Group to be in a position to continue to grant long-term incentive awards to participants, including those who through promotions and development of NS Group's business will be entrusted with new and more important responsibilities, while preserving, where appropriate, the tax deductibility of these awards.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NS GROUP, INC. EQUITY PLAN.

ITEM 4. APPROVAL OF THE NS GROUP, INC. NON-EMPLOYEE DIRECTOR EQUITY PLAN

         The board of directors has adopted the NS Group, Inc. Non-Employee Director Equity Plan (the "Director Plan") effective January 1, 2004, subject to shareholder approval. The Director Plan permits NS Group to grant stock options, stock appreciation rights and restricted shares to participants and permits participants to elect to receive a portion of their director fees either in shares of Common Stock or as stock options. Upon the approval of the adoption of the Director Plan by the Company's shareholders, the Director Plan will replace and supersede the Company's Amended and Restated 2000 Non-Employee Director Stock Option Plan, except that awards granted under that plan prior to January 1, 2004 will continue in accordance with their terms.

         NS Group believes that the Director Plan will motivate the non-employee directors of NS Group to exert their best efforts on behalf of NS Group and its subsidiaries and that NS Group will benefit from the added interest which such participants will have in the welfare of NS Group as a result of their proprietary interest in NS Group's success. The description of the Director Plan set forth below is a summary only, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Director Plan itself. The complete text of the Director Plan is attached as Appendix D to this proxy statement.

         Because awards under the Director Plan will occur in the future and cannot be determined at this time, it cannot be determined at this time what amounts or benefits, if any, will be received by any participant with respect to any year under the Director Plan.

SUMMARY DESCRIPTION OF THE
NON-EMPLOYEE DIRECTOR EQUITY PLAN______________

         ADMINISTRATION. The Director Plan will be administered by the board of directors of NS Group.

         TERM. No awards may be made under the Director Plan after ten years from the date it was first adopted by the board.

         PARTICIPANTS. The board of directors may grant awards under the Director Plan to any director of NS Group who is not an employee of NS Group or any subsidiary thereof.

         SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock which may be issued or transferred under the Director Plan is 200,000.

         STOCK OPTIONS. Under the Director Plan, on the date of each annual meeting of the NS Group shareholders, each person who is elected a non-employee director at such meeting or whose term as a non-employee director continues after such meeting will receive a grant of non-qualified stock options to purchase 4,000 shares of Common Stock. Each person who first becomes a non-employee director of NS Group after January 1, 2004 but before an annual meeting of the NS Group shareholders will receive non-qualified stock options to purchase 4,000 shares of Common Stock on the date he or she first becomes a non-employee director.

         The option price per share of any options granted under the Director Plan will be equal to the market value per share on the date of grant. One-third of the options granted under the Director Plan will become exercisable on each of the first three anniversaries of the date of grant. The options become exercisable immediately upon a change of control of NS Group or the death of the participant. Each option granted under the Director Plan expires ten years after the date of grant, unless earlier terminated as a result of the termination of service, retirement or death of the participant. Each grant of options will specify the permitted forms of payment of the option exercise price. Shares acquired upon the exercise of options granted under the Director Plan may not be transferred by the participant for six months after the date of exercise except in the case of the participant's death, disability or other termination of service as a director.

         The board may, at its option, in lieu of the stock option awards provided for by the Director Plan, award stock appreciation rights or restricted stock to the non-employee directors as described below.

         STOCK APPRECIATION RIGHTS. The board may determine from time to time, in lieu of granting the stock options provided for under the Director Plan, to grant stock appreciation rights to the participants in the Director Plan.

         Stock appreciation rights constitute the right to receive an amount equal to a percentage (but not in excess of 100%) of the difference between the exercise price of the stock appreciation right and the market value of Common Stock on the exercise date. The exercise price of a stock appreciation right granted under the Director Plan will be equal to the market value per share of the Common Stock on the date of grant.

         If the board elects to grant stock appreciation rights under the Director Plan in lieu of stock options, on the date of each annual meeting of the NS Group shareholders, each person who is elected a non-employee director at such meeting or whose term as a non-employee director continues after such meeting will receive a grant of stock appreciation rights covering 4,000 shares of Common Stock. Each person who first becomes a non-employee director of NS Group after January 1, 2004 but before an annual meeting of the NS Group shareholders will receive a grant of stock appreciation rights covering 4,000 shares of Common Stock.

         One-third of the stock appreciation rights granted under the Director Plan will become exercisable on each of the first three anniversaries of the date of grant. The stock appreciation rights become exercisable immediately upon a change of control of NS Group or the death of the participant. Each stock appreciation right granted under the Director Plan expires ten years after the date of grant, unless earlier terminated as a result of the termination of service, retirement or death of the participant. Each grant of stock appreciation rights may specify whether the amount payable upon exercise of the stock appreciate rights will be paid in cash of Common Stock, or a combination of the two, and may either grant to the participant or retain for NS Group the option to elect the form of payment. Shares acquired upon the exercise of stock appreciation rights granted under the Director Plan may not be transferred by the participant for six months after the date of exercise except in the case of the participant's death, disability or other termination of service as a director. Each grant of stock appreciation rights may specify a maximum amount that may be paid upon exercise of the stock appreciation rights.

         RESTRICTED SHARES. The board may determine from time to time, in lieu of granting the stock options provided for under the Director Plan, to grant restricted shares to the participants in the Director Plan.

         If the board elects to grant restricted shares under the Director Plan in lieu of stock options, on the date of each annual meeting of the NS Group shareholders, each person who is elected a non-employee director at such meeting or whose term as a non-employee director continues after such meeting will receive a grant of restricted shares with a fair market value equal to the value of the stock options that would have otherwise been granted under the Director Plan. Each person who first becomes a non-employee director of NS Group after January 1, 2004 but before an annual meeting of the NS Group shareholders will receive a grant of restricted shares with a fair market value equal to the value of the stock options that would have otherwise been granted under the Director Plan. The board has sole responsibility for calculating the fair market value of the stock options that would have otherwise been granted under the Director Plan.

         Each grant of restricted shares under the Director Plan will provide that the restricted shares covered by such grant are subject to a "substantial risk of forfeiture" as defined in Section 83 of the Internal Revenue Code. Such risk of forfeiture will lapse as to one third of the number of shares in any grant on each of the first three anniversaries of the date of such grant. Until the risk or forfeiture with respect to any grant of restricted shares under the Director Plan lapses, the transferability of such restricted shares will be prohibited or restricted in the manner and to the extent prescribed by the board on the date of grant. Each grant of restricted shares under the Director Plan may be made without additional consideration or in consideration of a payment less than the market value of the restricted shares. Recipients of restricted share awards under the Director Plan will receive dividends and other distributions thereon during the term of such restrictions which will be automatically deferred and reinvested in additional restricted shares subject to the same restrictions as the underlying grant of restricted shares. Recipients of restricted share awards under the Director Plan will have all the customary voting and other rights of a shareholder during the restricted period.

         VOLUNTARY SHARES AND VOLUNTARY OPTION RIGHTS. Each participant in the Director Plan may elect, prior to the commencement of NS Group's calendar year, by the filing of a participation agreement, to have up to 100% of his or her fees for service as a director of NS Group paid in the form of either shares of Common Stock or options to purchase Common Stock, in lieu of cash. Such election may not be changed after the commencement of the calendar period for which the election is effective. Issuance of shares of stock options pursuant to such election must be made within ten days of the end of each calendar quarter of NS Group. The number of shares or stock options issued will be determined based on the market value of Common Stock or options to purchase Common Stock on the last day of the applicable calendar quarter. Any fractional shares resulting from this calculation will be disregarded and paid to the participant in cash.

         TRANSFERABILITY. Unless otherwise determined by the board of directors, no stock options or stock appreciation rights granted under the Director Plan may be transferred by a participant other than by will or the laws of descent and distribution.

         ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any stock dividend, stock split, combination of shares, recapitalization, other change in the capital structure of NS Group, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, other distribution of assets, issuance of rights or warrant to purchase securities or any other similar transaction or event, the board may make or provide for such adjustments in the number of shares of Common Stock covered by outstanding stock options, in the exercise or grant price provided for in outstanding stock appreciation rights and in the kind of shares covered by outstanding stock options of stock appreciation rights, as the board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants under the Director Plan. In addition, in the event of any such transaction, the board, in its discretion, may provide in substitution for any or all outstanding awards under the Director Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.

         AMENDMENT. The board may amend the Director Plan, but any amendment which must be approved by our shareholders in order to comply with applicable law or the rules of the New York Stock Exchange (or other principal national securities exchange upon which our Common Stock is traded or quoted) will not be effective until such approval has been obtained. The Board may not authorize the amendment of any outstanding option right to reduce the option price without the further approval of our shareholders.

FEDERAL INCOME TAX CONSIDERATIONS_____________________

         INTRODUCTION. The following discussion of the federal income tax considerations of awards under the Director Plan is based on current federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes that are not described below.

         NON-QUALIFIED OPTIONS. If the option is a non-qualified option, no income is realized by the participant at the time of grant of the option, and no deduction is available to NS Group at such time. At the time of exercise (other than by delivery of Common Stock to NS Group), ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and NS Group receives a tax deduction for the same amount. If an option is exercised by delivering Common Stock to NS Group, a number of shares received by the participant equal to the number of shares so delivered will be received free of tax and will have a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares received by the participant when Common Stock is delivered in payment of the exercise price will be taxable to the participant as ordinary income (and NS Group will receive a corresponding deduction), and the participant's tax basis in such shares will be their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise will be treated as capital gain or loss if the required holding period requirements are met.

         STOCK APPRECIATION RIGHTS. No income is realized by the participant at the time a stock appreciation right is awarded, and no deduction is available to NS Group at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash or the fair market value of the unrestricted Common Stock received by the participant, and NS Group will be entitled to a deduction of equivalent value.

         RESTRICTED SHARES. NS Group receives a deduction and the participant recognizes ordinary income equal to the fair market value of the restricted shares at the time the restrictions on such shares lapse (reduced by any amount paid by the participant for the restricted shares), unless the participant elects to recognize such income immediately by so electing not later than 30 days after the date the restricted shares are granted as permitted under Section 83(b) of the Code, in which case both NS Group's deduction and the participant's inclusion in income occur on the grant date.

         VOLUNTARY SHARES. Each participant in the Director Plan will recognize ordinary income on the fair market value of Common Stock received, at the election of the participant, in lieu of the participant's director fees, on the date that the shares are transferred to such participant, and NS Group will be entitled to a deduction of equivalent value.

         AWARDS UNDER THE DIRECTOR PLAN. As of March 12, 2004, no awards have been granted under the Director Plan.

ADOPTION OF ITEM 4

         NS Group believes that its best interests will be served by the approval of Item 4. The Director Plan will enable NS Group to be in a position to continue to grant long-term incentive awards to its non-employee directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NS GROUP, INC. NON-EMPLOYEE DIRECTOR EQUITY PLAN.

ITEM 5. - OTHER MATTERS

         The board is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the proxy committee will vote in accordance with its best judgment.

                      REPORT OF THE COMPENSATION COMMITTEE

ROLE OF THE COMMITTEE____________________________

         The compensation committee oversees NS Group's executive compensation policies and programs. We also recommend to the board base salaries, target bonus levels and long-term incentive awards to be paid to the chief executive officer and approve compensation for the other executive officers of the Company. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

         Our committee consists of four independent, non-employee directors.

EXECUTIVE COMPENSATION PROGRAM____________________________

         The executive compensation program is designed to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance. The program is comprised of three basic elements:

         - base salaries that are competitive within the industry in which NS Group operates and that reflect individual performance;

         - annual bonus incentives that are payable in cash for the achievement of certain annual financial performance criteria; and

         -        long-term, cash or equity-based incentive opportunities.

         We believe that both the annual bonus and long-term incentive opportunities directly strengthen the mutuality of interests between the executive officers and the Company's shareholders. In developing and administering the individual elements of the executive compensation program, we strive to balance short and long-term incentive objectives.

         Periodically, we obtain competitive survey data from a number of sources in connection with our administration and review of the executive compensation program. Such survey data confirms our belief that the program is currently competitive and effective because it aligns the financial interests of the executive officers with NS Group's financial performance and long-term total return to shareholders. We periodically review the program and consider modifications in order to motivate the executive officers.

         A discussion of each of the elements of the program along with a description of our significant decisions with regard to 2003 compensation is set forth below. The individuals serving in an executive officer capacity during 2003 are named in the Summary Compensation Table on page 31. The committee retained an outside consultant specializing in executive compensation to provide expertise on various matters coming before the committee. The levels of compensation at competitive companies were used for comparison in establishing the Company's current executive compensation policies, compensation programs and awards, and were derived from compensation surveys provided by an outside consultant. The primary comparator group consisted of companies in the oilfield service industry. The group of peer companies included some, but not all, of the peer companies included in the performance graph at page 35 of this proxy statement.

BASE SALARY____________________________

         Base salaries are determined by an assessment of salaries paid by companies within NS Group's industry, executive responsibilities and individual performance. The annual base salaries for the executive officers other than the Chief Executive Officer are determined through an interactive review process between the committee and Mr. Robichaud using these criteria. The board promoted Mr. Robichaud to Chief Executive Officer in February 2000. See the information entitled "Other Compensation Agreements" for a discussion of Mr. Robichaud's cash compensation. Mr. Robichaud's base salary is reviewed and established annually by the committee. In addition to the criteria described above, we also consider the overall performance of NS Group when establishing Mr. Robichaud's base salary. Mr. Robichaud's salary has been increased a number of times since his promotion to Chief Executive Officer, the latest increase occurring in June 2002.

BONUS INCENTIVE____________________________

         The executive officers and other key employees are eligible to participate in NS Group's bonus plan. Participants may be awarded annual bonuses if NS Group and/or its operating subsidiaries meet certain financial performance criteria. Annual bonuses for Mr. Robichaud and the other executive officers are based upon company-wide return on total capital employed. The bonus percentage for Mr. Robichaud and the other executive officers varies from 0% to 180% of annual salary depending on the levels at which the financial performance criteria are met. Messrs. Robichaud, Depenbrock, Golatzki and LaRosa earned no bonuses during 2003, 2002 or 2001 based upon company-wide financial performance criteria. Messrs. Okrzesik and Weber earned a bonus under the subsidiary bonus plan in 2002 prior to becoming executive officers of NS Group.

STOCK OPTION INCENTIVE____________________________

         Long-term incentive awards provided through NS Group's stock option plans are designed to develop and maintain strong management through share ownership. Executive officers have historically been granted non-qualified stock options under NS Group's stock option plans. With certain exceptions, the exercise price for options granted has approximated the market value of Common Stock on the date of grant, and options generally become exercisable over periods ranging from three to eight years.

         The number of options granted to executive officers is based upon current performance, anticipated future contribution based on that performance, the ability to improve corporate and/or subsidiary business results and comparative industry practices. The size and price of previous option grants and the number of options currently held by an executive are not taken into account in determining the number of shares and price of options granted.

         Mr. Robichaud recommends stock option grants for the other executive officers and the committee takes into consideration such recommendations and has final approval over such awards. With respect to Mr. Robichaud, the committee determines the options to be granted. See the option tables for information concerning grants and exercises of options and fiscal year-end option values. Also, see the information entitled "Other Compensation Agreements" for a discussion of Mr. Robichaud's employment agreement.

OTHER COMPENSATION AGREEMENTS____________________________

         When Mr. Robichaud was hired as President and Chief Operating Officer in June 1999, he entered into a three-year employment agreement with NS Group, which has since been extended through February 2005 and the agreement will be automatically extended for one year from year to year thereafter. The agreement specifies a minimum annual base salary and eligibility for participation in the bonus incentive program, the stock option program and other fringe benefits generally available to other executives of NS Group. When Mr. Robichaud was promoted to Chief Executive Officer in February 2000, his base salary was increased to $375,000 per year. Mr. Robichaud's latest salary increase occurred in June 2002. His annual base salary was raised to $405,775 based on his performance contributions to the Company.

         In the event Mr. Robichaud's employment is terminated for reasons other than cause, the current agreement guarantees the salary and any bonus earned for the greater of two years following his termination date or until the end of his current agreement.

This report has been furnished by:

The Compensation Committee of the Board of Directors

Gary L. Kott (Chairman)
J. C. Burton
Patrick J. B. Donnelly
George A. Helland, Jr.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION____________________________

         The following table shows compensation awarded to, earned by, or paid to the chief executive officer and all of the Company's executive officers during 2003 for services rendered to NS Group.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                      ANNUAL COMPENSATION               COMPENSATION
                                            ---------------------------------------     ------------
                                                                       OTHER ANNUAL      SECURITIES        ALL OTHER
            NAME AND                                                   COMPENSATION      UNDERLYING       COMPENSATION
       PRINCIPAL POSITION           YEAR    SALARY ($)    BONUS ($)      ($) (1)        OPTIONS/SARs          ($) (2)
----------------------------------  ----    ----------    ---------    ------------     ------------      ------------
Rene J. Robichaud ................  2003     403,186            -              -           25,000           10,190
    President and Chief             2002     403,141            -              -           50,000            9,857
    Executive Officer               2001     390,630            -        113,525           10,000            9,500

Thomas J. Depenbrock .............  2003     197,340            -              -           10,000            5,731
    Vice President - Finance,       2002     195,290            -              -           20,000            5,523
    Secretary, Treasurer and        2001     185,000            -              -            8,000            4,974
    Chief Financial Officer

Thomas L. Golatzki ...............  2003     159,444            -              -            5,000            6,138
    Vice President - Engineering    2002     158,535            -              -           10,000            5,874
    Energy & Materials              2001     151,875            -          1,233            6,000            5,986

Frank J. LaRosa II ...............  2003     161,766            -              -            5,000            5,075
    Vice President - Human          2002     159,803            -              -           10,000            5,036
    Resources and Information       2001     150,000            -              -            6,000            2,880
    Services

Robert L. Okrzesik (3) ...........  2003     166,708            -              -           10,000            5,303
    Vice President - Sales and      2002     157,415        4,975         26,025                -            5,217
    Marketing                       2001     135,547            -              -            4,000            2,711

Thomas J. Weber (4) ..............  2003     166,708            -              -           10,000            5,752
    Vice President -                2002     160,757        5,550         82,805                -            5,633
    Manufacturing                   2001     148,000            -              -            4,000            2,960

(1) The amounts for Mr. Robichaud in 2001 consists of relocation expenses of $68,115 and tax reimbursements of 45,410. The amount for Mr. Okrzesik in 2002 consists of relocation expenses of $22,023 and tax reimbursements of $4,002. The amount for Mr. Weber in 2002 consists of relocation expenses of $54,764 and tax reimbursements of $28,041.

(2) NS Group has purchased disability insurance policies for the benefit of certain of its employees, including the executive officers. In the event an insured is disabled for more than 60 days, he will be paid an amount ranging from 21% to 31% of his current base salary during the term of such disability up to age 65. NS Group paid premiums in 2003, 2002 and 2001 as follows: Mr. Robichaud - $6,190, $6,190, $6,190; Mr.
         Depenbrock - $1,783, $1,783, $1,574; Mr. Golatzki - $2,949, $2,949,
         $2,949; Mr. LaRosa - $1,840, $1,840, $1,840; Mr. Okrzesik, $1,969,
         $1,969, $0; and Mr. Weber - $2,418, $2,418, $0; respectively.

         All Other Compensation also includes Company matching contributions to the NS Group Inc. Salaried Retirement Savings Plan for 2003, 2002 and 2001 as follows: Mr. Robichaud - $4,000, $3,667, $3,400; Mr. Depenbrock
         - $3,948, $3,740, $3,400; Mr. Golatzki - $3,189, $3,171, $3,037; Mr.
         LaRosa - $3,235, $3,196, $1,040; Mr. Okrzesik - $3,334, $3,248, $2,711;
         and Mr. Weber - $3,334, $3,215, $2,960.

(3) Mr. Okrzesik was promoted to Vice President - Sales and Marketing in June 2002.

(4)      Mr. Weber was promoted to Vice President - Manufacturing in September
         2002.

OPTION/SAR GRANTS IN 2003_________________________

         The following table sets forth for each named executive officer the stock options granted during 2003 and the potential value of these stock options.

                                                    INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                                   ----------------------------------------------------       VALUE OF ASSUMED ANNUAL
                                    NUMBER OF          % OF                                      RATES OF STOCK PRICE
                                   SECURITIES     TOTAL OPTIONS  EXERCISE                   APPRECIATION FOR OPTION TERM
                                   UNDERLYING       GRANTED TO     PRICE                    ----------------------------
                                    OPTIONS       EMPLOYEES IN   PER SHARE   EXPIRATION        5%             10%
             NAME                  GRANTED(1)         2003          ($)         DATE         ($)(2)          ($)(2)
-------------------------------    -----------    -------------  ---------   ----------     -------         -------
Rene' J. Robichaud.............     25,000             16.4        7.97       5/13/2013      324,557         516,803
Thomas J. Depenbrock...........     10,000              6.6        7.97       5/13/2013      129,823         206,721
Thomas L. Golatzki.............      5,000              3.3        7.97       5/13/2013       64,911         103,361
Frank J. LaRosa II.............      5,000              3.3        7.97       5/13/2013       64,911         103,361
Robert L. Okrzesik.............     10,000              6.6        7.97       5/13/2013      129,823         206,721
Thomas J. Weber................     10,000              6.6        7.97       5/13/2013      129,823         206,721

(1) Represents non-qualified stock options granted on May 13, 2003, pursuant to the NS Group, Inc. 1995 Stock Option and Stock Appreciation Rights Plan. The options become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant.

(2) The amounts shown under these columns are the result of calculations at 5% and 10% rates as required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the stock price of NS Group.

OPTION/SAR EXERCISES IN 2003 AND
     YEAR-END OPTION/SAR VALUES___________________

         The following table sets forth for each of the named executive officers the value realized from stock options exercised during 2003 and the number and value of exercisable and unexercisable stock options held at December 31, 2003.

                                                                                                    VALUE OF UNEXERCISED
                                                                      NUMBER OF SHARES                IN-THE- MONEY
                                                                  UNDERLYING UNEXCERCISED             OPTIONS/SARs
                                       SHARES       VALUE         OPTIONS/SARs AT YEAR END           AT YEAR END ($)(1)
                                     ACQUIRED ON   REALIZED     ---------------------------    ----------------------------
             NAME                     EXERCISE       ($)        EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------      -----------   --------     -----------   -------------    -----------    -------------
Rene' J. Robichaud ............              -           -        477,731        171,669        1,100,379        377,821
Thomas J. Depenbrock ..........         15,489      35,228         45,499         26,001           65,737         47,955
Thomas L. Golatzki ............         15,489      34,059         38,233         13,667           56,862         25,191
Frank J. LaRosa II ............              -           -         26,933         17,667           13,729         25,191
Robert L. Okrzesik ............              -           -         22,466         11,334            4,852         19,728
Thomas J. Weber ...............          6,000      27,840         25,166         11,334            4,852         19,728

(1) In-the-Money Options/SARs are those in which the fair market value of the underlying securities at year-end exceeds the exercise price of the option or SAR.

SALARY CONTINUATION AGREEMENTS__________________

         The Company has entered into salary continuation agreements with certain officers of the Company, including the named executive officers listed below, which provide for non-qualified pension benefits to those officers. The agreements provide payment upon retirement at or after age 62 of an amount equal to 50% of the officer's then current salary for life, with payments for a minimum of 10 years either to the participant or his descendants. The officers also receive health benefits until age 65. These benefits do not vest until retirement, at which time they vest 100%.

         The estimated annual benefits payable upon retirement for each of the named executive officers are as follows: Mr. Robichaud - $195,000; Mr. Depenbrock -$92,000; Mr. Golatzki - $80,000; Mr. LaRosa - $78,000; Mr. Okrzesik
- $84,000 and Mr. Weber - $84,000. The estimated amounts were calculated using the officer's salary at December 31, 2003 and an assumption of no increase in compensation.

CHANGE OF CONTROL AGREEMENTS____________________

         NS Group has entered into change of control severance agreements with Messrs. Robichaud, Depenbrock, Golatzki, LaRosa, Okrzesik and Weber. These agreements provide that if, during the three year period following a "change of control," the executive's employment is terminated for other than for cause, or the executive terminates his employment for good reason, then the executive will receive a defined payment, certain medical, dental, life and disability insurance benefits and outside assistance in finding other employment. Payments to Mr. Robichaud would be the aggregate of three times the amount of his then current base salary and three times the average amount of his bonus payments in the prior five years, plus a pro rata portion of his current year bonus. The payments to Messrs. Depenbrock, Golatzki, LaRosa, Okrzesik and Weber would be the aggregate of two times the amount of their then current base salary and two times the average amount of their bonus payments in the prior five years, plus a pro rata portion of their current year bonus

         In the event of a change in control, all outstanding stock options of the executive will become immediately exercisable. In the event of termination of the executive within three years of a change of control, the executive's outstanding options remain exercisable for up to five years from the termination date, not to exceed the original term of the option. In addition, concurrent with a change of control, the present values of the amount that is sufficient to pay each participant or beneficiary the benefits to which participants or their beneficiaries would be entitled pursuant to the terms of the salary continuation agreement would be required to be funded by the Company.

         Under the terms of the agreements, a "change of control" of NS Group means:

-        a sale of substantially all of its assets;

- a merger with the result that its pre-merger shareholders hold less than 51% of the voting power of the merged entity;

-        shareholders approve a liquidation or dissolution of the Company; or

- a tender offer or other purchases resulting in a group of persons (other than a group of persons with respect to which Mr. C.R. Borland is the beneficial owner of the majority of the voting securities) becoming the beneficial owner of 30% or more of NS Group's securities; or changes in the composition of the majority of the members of the board.

         In these agreements, each executive also agrees not to divulge confidential information or be employed by a competitor, or to solicit any present or prospective executive employee of NS Group to be employed by a competitor.

COMPENSATION COMMITTEE INTERLOCK
AND INSIDER PARTICIPATION___________________

         The Compensation Committee is composed of Messrs. Burton, Donnelly, Helland, and Kott, none of whom has served as an officer or employee of NS Group.

                                PERFORMANCE GRAPH

         The graph below compares NS Group's cumulative total shareholder return from December 31, 1998 through December 31, 2003 with the cumulative total return for the same period measured by the Standard & Poor's 500 Composite Index and the Standard & Poor's 600 Oil and Gas Equipment & Services Index. The graph and table assumes $100 invested on December 31, 1998 in NS Group's common stock, the Standard & Poor's 500 Composite Index, and the Standard & Poor's 600 Oil and Gas Equipment and Services Index.

                 COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

                                    [GRAPH]

                                      1998      1999        2000         2001         2002          2003
                                     -----     -------     -------     -------      -------       -------
NS Group, Inc.                       $100      $171.83     $212.96     $168.59      $146.93       $218.59
S&P 500 Composite Index              $100      $121.04     $110.02     $ 96.95      $ 75.52       $ 97.18
S&P 600 Oil and Gas
    Equipment & Services Index       $100      $117.49     $187.34     $142.15      $114.44       $133.53

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Messrs. C. R. Borland and P. C. Borland, Jr. receive annual payments of $196,875 and $108,000, respectively, under deferred compensation agreements entered into when they were employees of the Company.

         Mr. C. R. Borland retired in January 2001 and Mr. P. C. Borland, Jr. retired in 1998.

         This annual benefit is payable for life, with a minimum of 10 years, to either the program participant or their descendants.

                              SHAREHOLDER PROPOSALS

         Pursuant to the applicable rules under the Exchange Act, some shareholder proposals may be eligible for inclusion in our 2005 proxy statement. Proposals of shareholders intended to be presented at the 2005 annual meeting must be received by NS Group by November 12, 2004, for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the 2005 proxy statement and proxy in accordance with regulations governing the solicitation of proxies. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities regulations.

         In order for a shareholder to bring a proposal before a meeting of shareholders, the shareholder must give timely notice of such proposal to the Secretary of the Company including a brief description of the proposal, the name and address of the shareholder(s) making the proposal and the class and number of shares of the Company owned by the proposing shareholders. In order to be timely, such notice must be given not less than 90, nor more than 120, days before the meeting (but if NS Group gives less than 100 days notice or prior public disclosure of the meeting, then the shareholder must give such notice within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made).

         In order for a shareholder to nominate a candidate for director under our bylaws, timely notice of the nomination must be given to NS Group in advance of the meeting. The shareholder filing the notice of nomination must include various information regarding the nominee, including matters such as name, address, occupation and shares held. Ordinarily, such notice must be given not less than 90, nor more than 120, days before the meeting (but if NS Group gives less than 100 days notice or prior public disclosure of the meeting, then the shareholder must give such notice within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made). The shareholder filing the notice of nomination must describe various matters regarding the nominee, including matters such as name, address, occupation and shares held. In order for a shareholder to bring other business before a shareholder meeting, timely notice must be given to the Company within the time limits described above. Such notice must include a description of the proposed business, the reasons for such business, and other specified matters.

         These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's proxy statement. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

         In each case, the notice must be given to the Secretary of NS Group, whose address is 530 West Ninth Street, Newport, Kentucky 41071.

         Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to the Secretary.

----------------------------------------

By Order of the Board of Directors,

/s/Thomas J. Depenbrock
Thomas J. Depenbrock                                           Newport, Kentucky
Vice President and Secretary                                   March 12, 2004

                                                                      APPENDIX A

                                                      APPROVED FEBRUARY 18, 2004

                                 NS GROUP, INC.
                         CORPORATE GOVERNANCE GUIDELINES

1. The Board is elected by shareholders to provide oversight and strategic guidance to senior management. The core responsibility of the Board is to exercise its fiduciary duty to act diligently and in the best interests of the Company's shareholders and other constituencies. The Board selects and oversees the members of senior management, to whom the Board delegates the authority and responsibility for the conduct of the day-to-day operations of the Company.

2. A majority of the Directors of the Company will be "independent directors," as defined by the New York Stock Exchange. Annually, the Board of Directors will affirmatively determine that each independent Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has such a relationship with the Company. The Board will use the Independence Standards attached hereto as Exhibit A in making such independence determinations.

3. All members of the Company's Audit Committee shall meet the heightened independence criteria set forth in Exhibit B hereto, in addition to the general independence standards set forth in Exhibit A.

4. Directors are expected to attend a minimum of 75% of regularly scheduled Board (and, where applicable, committee) meetings each year, either in person or by conference telephone, and to review in advance the meeting materials provided for the meeting.

5. Director compensation is reviewed periodically by the Nominating/Corporate Governance Committee. Director compensation is adjusted periodically based on competitive factors and other considerations.

6. All Directors shall have the opportunity to confer individually with members of management and, when appropriate, with the Company's independent advisors. The Board and the committees thereof shall have the right to retain, at Company expense, their own independent advisors when they deem such advisors necessary or appropriate, in the Board or committee's sole discretion.

7. The non-management Directors will meet in executive session, without management present, prior to each meeting of the Board of Directors. If any of the non-management Directors are not independent, the independent, non-management Directors shall meet at least once annually. The non-management Directors will select the Director who will preside at such executive sessions, and the name of that Director will be disclosed in the annual proxy statement, along with a method by which shareholders may communicate with such Director.

8. Directors and candidates for election as Director may not stand for election or reelection after attaining the age of 70.

9. The Board and each committee thereof will complete an annual performance self-evaluation and submit it to the Nominating/Corporate Governance Committee. Such evaluation will include a review of committee charters to determine whether any amendment of such charters would be appropriate.

10. The Nominating/Corporate Governance Committee will oversee annual evaluations of the Board of Directors and management.

11. Management, working with the Nominating/Corporate Governance Committee, will prepare an orientation process for new Directors, including background material on the Company and its business and, as appropriate, prepare additional continuing education sessions for Directors on matters relevant to the Company and its business.

12. The Board is regularly briefed by the Chairman of the Board and the Chief Executive Officer on Director and senior management succession planning. The entire subject of management development is discussed at these meetings, including Chief Executive Officer selection and performance review and policies regarding succession in the event of an emergency or the resignation, incapacity or retirement of the Chief Executive Officer.

13. The Charters of the Audit, Compensation and Nominating/Corporate Governance Committees, the Code of Ethics and Business Conduct and these Corporate Governance Guidelines will be included in the Company's website.

14. Directors, officers and employees are expected to observe and comply with the Company's Code of Ethics and Business Conduct and, where applicable, the Code of Ethics for the CEO and Senior Financial Officers.

                                    EXHIBIT A

                 NS GROUP, INC. DIRECTOR INDEPENDENCE STANDARDS

In order to be considered independent under the rules of the New York Stock Exchange, the Board must determine that a director does not have any direct or indirect material relationship with NS Group, Inc. (the "Company"). The Board has established the following guidelines to assist it in determining Director independence under the NYSE rules. Any Director who meets the following standards will be deemed independent by the Board:

     1. The Director was not employed by the Company, and no immediate family member of the Director was employed by the Company as an executive officer, within the preceding three years;

     2. The Director was not affiliated with or employed by the Company's independent auditor, and no immediate family member of the Director was affiliated with or employed in a professional capacity by the Company's independent auditor, within the preceding three years;

     3. The Director was not employed by, and no immediate family member of the Director was employed as an officer by, another company for which any executive officer of the Company served as a member of such other company's compensation committee within the preceding three years;

     4. Neither the Director, nor any member of the Director's immediate family received during any of the Company's last three fiscal years direct compensation in excess of $100,000 from the Company other than regular director compensation, pension and other deferred payments that are not in any way contingent on continued service to the Company, compensation received by an immediate family member for service as a non-executive officer of the Company, and compensation received by an immediate family member for service as a non-executive officer of the Company;

     5. If the Director is an executive officer or an employee of, or if any immediate family member is an executive officer of, another organization that does business with the Company, the annual sales to, or purchases from, the Company by such company in each of the last three fiscal years were less than the greater of 2% of the annual revenues of such company, or $1,000,000;

     6. If the Director is an executive officer of another organization which is indebted to the Company, or to which the Company is indebted, the total amount of either company's indebtedness to the other is less than 2% of the total consolidated assets of the company the Director serves as an executive officer;

     7. If the Director is, or is a director, executive officer or greater than 10% owner of an entity that is, a paid advisor, paid consultant or paid provider of professional services to the Company, any member of the Company's senior management or any immediate family member of a member of the Company's senior management, the amount of such payments is less than the greater of 2% of such firm's annual revenues or $1,000,000 during the Company's current fiscal year;

     8. If the Director is a partner, principal or counsel in a law firm that provides professional services to the Company, the amount of payments for such services in each of the last three fiscal years is less than the greater of 2% of such law firm's annual revenues, or $1,000,000;

     9. If the Director serves as an officer, director or trustee of a charitable organization to which the Company makes contributions: (i) the Company's discretionary contributions to such organization are less than the greater of 2% of such organization's total annual charitable receipts, or $1,000,000; (ii) the Company's contributions are normal matching charitable gifts and similar programs available to all employees and independent directors; or (iii) the charitable donation goes through the normal corporate charitable donation approval processes, and is not made "on behalf of" a Director;

     10. The Director's ownership of Company stock, direct or indirect, is less than 20% of the total outstanding Company stock;

     11. If the Director is affiliated with, or provides services to, an entity in which the Company has an ownership interest, such ownership interest is less than 20%; and

     12. Any other relationship between the Director and the Company not covered by the standards set forth above is an arrangement that is usually and customarily offered to customers of the Company.

If any relationship exists between the Company and any Director that is not addressed by the standards set forth above, the Directors meeting these standards shall determine whether such relationship impairs the independence of such Director.

                                    EXHIBIT B

         Fees for service as a member of the Board of Directors or the Committees thereof are the only compensation which members of the Audit Committee may receive from the Company. Audit Committee members may not receive any fees for services as a consultant or legal or financial advisor. Disallowed compensation includes compensation paid to a Director's spouse, minor children or stepchildren, or children or stepchildren sharing a home with the Director. Disallowed compensation also includes compensation paid to a firm in which a Director is a partner, member or executive officer or other officer holding a similar position, and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company or a subsidiary, even if the Director is not the actual service provider.

         No member of the Audit Committee may be an "affiliated person" of the Company or any subsidiary, as such term is defined by the SEC.

                                                                      APPENDIX B

                                 NS GROUP, INC.
                                     CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                            (ADOPTED APRIL 20, 2000)
      AS AMENDED ON JULY 20, 2000, FEBRUARY 18, 2003 AND FEBRUARY 18, 2004

                                    ARTICLE I
                                  ORGANIZATION

         The By Laws of NS Group, Inc. (the "Company") provide for a committee of the Board of Directors known as the Audit Committee of the Board of Directors (herein the "Committee'").

                                   ARTICLE II
                                     PURPOSE

         The purpose of the Committee is to (a) assist the Board of Directors' oversight of: (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company's independent public accountants (herein the "Accountants"), and (iv) the performance of the Company's internal audit function and the Accountants; (b) and prepare the Committee report that SEC rules require be included in the Company's annual proxy statement.

                                  ARTICLE III
                                   MEMBERSHIP

         The membership of the Committee shall be composed of Directors who are independent of management of the Company and are free from any relationship with the Company which would, in the opinion of the Board of Directors, interfere with their exercise of independent judgment as members of the Committee. The Committee shall be composed of not less than three (3) independent Directors, each of whom shall be elected by the Board of Directors at the Annual Organizational Meeting of the Board upon the recommendation of the Nominating and Corporate Governance Committee, or until their successors shall be duly elected and qualified. The Committee shall have a Chairman elected by the Board of Directors. Each member of the Audit Committee shall be qualified to serve thereon under the requirements of Section l0A of the Securities Exchange Act of 1934 (including any rules and regulations promulgated thereunder by the SEC) (collectively, the "Act"), the rules of the New York Stock Exchange and any other regulatory requirements. The Chairman of the Committee shall have accounting or related financial management experience and expertise and the other members of the Committee shall be financially literate and have a working familiarity with basic finance and accounting practices and procedures. At least one member of the Committee shall be an "audit committee financial expert" as that term is defined in the rules of the SEC.

       Members of the Committee may not receive any compensation from the Company other than fees for service as a Director and as a member of the Committee.

                                   ARTICLE IV
                          DUTIES OF THE AUDIT COMMITTEE

         The Committee shall have the following duties and responsibilities:

     A. Oversee that management maintains the reliability and integrity of the accounting policies, procedures and financial reporting and disclosure practices of the Company and its subsidiaries (herein collectively, the "Company");

     B. Discuss the Company's annual audited financial statements and quarterly financial statements with management and the Accountants, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;

     C. Discuss the type and presentation of information to be included in the Company's earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies;

     D.   Discuss policies with respect to risk assessment and risk management;

     E. Meet separately, periodically, with management, with internal auditors and with the Company's accountants;

     F. Oversee that management has established and maintains processes and procedures to assure that an adequate system of internal financial controls functions at all times within the Company;

     G. Oversee that management has established and maintains processes to assure compliance by the Company with all applicable laws, regulations and Company policies;

     H. Develop and conduct an annual evaluation of the performance of the Committee and the Committee Charter and make recommendations to the Board of Directors with respect to proposed changes thereto;

     I. Review the Company's annual financial statements, as well as any financial or other reports or information submitted by the Company to any governmental body or to the public, including any certification, report, opinion or review rendered by the Company's independent public accountants;

     J. Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material controls deficiencies;

     K. Review analyses prepared by management and/or the Accountant's setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

     L. Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

     M. Meet not less than semi-annually with the Chief Financial Officer of the Company to review compliance by the Chief Financial Officer with the financial reporting policies of the Company;

     N. Review prior to filing the 10-K and 10-Q reports to be filed by the Company with the Securities and Exchange Commission;

     O. Confer with the Accountants and the Company's internal auditor concerning the scope of the Accountants' examination of the books and records of the Company and review and approve the opinion of the Accountants which is to be included in the annual audit;

     P. Obtain from the Accountants and the Company's internal auditor their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company, and ensure the correction of any controls deemed by the Committee to be deficient;

     Q. The Committee shall prepare minutes of all meetings, distribute such minutes to other Directors and report to the Board of Directors regularly regarding issues that arise in connection with the performance of its responsibilities as outlined herein;

     R. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have authority, at the Company's expense, to retain outside advisors in its areas of responsibility and set the fees therefore;

     S. Review with the Chief Financial Officer of the Company its compliance with all debt covenants which may be in place from time to time, and review annually with the Accountants their annual written statement delineating all relationships between the Accountants and the Company, and assess whether any disclosed relationships require action by the Committee; and

     T. Establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

                                    ARTICLE V
                            MEETINGS OF THE COMMITTEE

         The Committee shall meet not less frequently than four times each fiscal year and more frequently as it believes is necessary or appropriate to fulfill its duties and responsibilities under this Charter. At all meetings of the Committee a majority of the Committee members shall be necessary to constitute a quorum for the transaction of business. Members may participate in meetings by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting. The Committee shall report regularly to the Board of Directors on the Committee's activities and discuss with the Board any specific items brought to the attention of the Committee by the Company's Accountants or the Company's Chief Financial Officer.

                                   ARTICLE VI
                            SELECTING AND SUPERVISING
                            THE COMPANY'S ACCOUNTANTS

     A. The Committee shall be solely responsible for the selection, compensation, termination and oversight of the work of the Company's Accountants. The ultimate responsibility of the Accountants is to the Committee. The Committee shall have the sole authority to approve the scope and cost of the annual audit and to approve any non-audit services to be performed by the Accountants during the current year, as well as those arranged for the upcoming fiscal year, as permitted by the Act. The Committee shall review and approve the Accountants' annual engagement letter. Approvals of all audit and permitted non-audit services will be made in advance of the provision of such services. The audit committee may delegate the pre-approval of audit and permitted non-audit services to one or more of its Members, provided that such Member(s) shall report any such approvals to the full Committee;

     B. The Committee shall meet, as a Committee, with the Accountants not less frequently than twice each year;

     C. The Committee shall obtain and review a report by the Accountants describing: the Accountants' internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the Accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the Accountants; and any steps taken to deal with such issues;

     D. Oversee the performance of the Company's Accountants and immediately review any disagreements between management and the Accountants and any audit problems or difficulties and management's response;

     E. Ensure the independence of the Accountants. This includes obtaining from the Accountants an annual, formal written statement regarding their independence, disclosure of any relationships between their firm and the Company and setting clear hiring policies for employees or former employees of the Accountants;

     F. The Committee shall discuss annually with the Accountants their opinion to be included in the Company's annual report.

                                   ARTICLE VII
                       LIMITATIONS OF THE AUDIT COMMITTEE

         The Committee recognizes that its role is one of oversight and that it is not the duty or responsibility of the Committee to conduct audits or determine if the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. It is the responsibility of the Company's management to prepare the financial statements and the responsibility of the Company's Accountants to conduct the annual audit.

                                                                      APPENDIX C

                                 NS GROUP, INC.
                                  EQUITY PLAN

1. PURPOSE OF THE PLAN. The purpose of this Plan is to attract, retain and motivate officers and other key employees of NS Group, Inc. (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance and contribution. The Company has adopted the Plan effective as of January 1, 2004, subject to the approval of the Company's stockholders. Upon the approval of the adoption of the Plan by the Company's stockholders, the Plan will replace and supersede the Company's prior Amended and Restated 1995 Stock Option and Stock Appreciation Rights Plan, provided that awards granted thereunder prior to January 1, 2004 will continue in accordance with their terms.

2. DEFINITIONS. Capitalized terms used herein shall have the meanings assigned to such terms in this Section 2.

         "Affiliate" of any specified Person means (i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified Person or (ii) any other person who is a director or officer (A) of such specified Person, (B) of any subsidiary of such specified Person or (C) of any Person described in clause (i) above or (iii) any person in which such Person has, directly or indirectly, a 5 percent or greater voting or economic interest or the power to control. For the purposes of this definition, "control" of a Person means the power, direct or indirect, to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities, or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Laws" means the requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where awards are granted under the Plan.

         "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

         "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

         "Board" means the Board of Directors of the Company.

         "Change in Control" shall mean:

                  (i) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or entity or group of Persons or entities acting in concert as a partnership or other group ("Group of Persons") other than a Person described in clause (i) of the definition of Affiliate;

                  (ii) the consummation of any consolidation or merger of the Company with or into another corporation with the effect that the stockholders of the Company immediately prior to the date of the consolidation or merger hold less than 51% of the combined Voting Power of the outstanding voting securities of the surviving entity of such merger or the corporation resulting from such consolidation ordinarily having the right to vote in the election of directors (apart from rights accruing under special circumstances) immediately after such merger or consolidation;

                  (iii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company;

                  (iv) a Person or Group of Persons acting in concert as a partnership, limited partnership, syndicate or other group shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the direct or indirect beneficial owner (within the meaning of Rule 13d-3) under the Exchange Act ("Beneficial Owner") of securities of the Company representing 30% or more of the combined Voting Power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or

                  (v) a Person or Group of Persons, together with any Affiliates thereof, shall succeed in having a sufficient number of its nominees elected to the Board such that such nominees, when added to any existing director remaining on the Board after such election who is an Affiliate of such Person or Group of Persons, will constitute a majority of the Board; provided that the Person or Group of Persons referred to in clauses (i), (iv) and (v) shall not mean Clifford Borland or any Group of Persons with respect to which Clifford Borland is the Beneficial Owner of the majority of the voting equity interests.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Committee described in Section 15 of the Plan.

         "Common Shares" means the Common Stock of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

         "Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Code (or any successor provision).

         "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

         "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 8 of this Plan.

         "Deferred Shares" means an award made pursuant to Section 8 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "Director" means a member of the Board of Directors of the Company.

         "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares, Restricted Shares or Deferred Shares. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

         "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

         "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

         "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

         "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Units or Performance Shares or, when so determined by the Committee, Option Rights, Appreciation Rights and Restricted Shares pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria: revenues, earnings from operations, earnings before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures. Management Objectives may be stated as a combination of the listed factors. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 11 of this Plan) render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee to the extent that such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

         "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the principal exchange on which Common Shares are then trading, if any, or, if applicable, the NASDAQ National Market System, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Committee.

         "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

         "Option Price" means the purchase price payable on exercise of an Option Right.

         "Option Right" means the right to purchase Common Shares from the Company upon the exercise of an option granted pursuant to Section 4 of this Plan.

         "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an employee of the Company or any of its Subsidiaries (including an executive officer) or a person who has been offered employment by the Company or a Subsidiary, provided that such prospective employee may not receive any payment or exercise the right relating to any award until such person has commenced employment with the Company or a Subsidiary.

         "Performance Period" means, in respect of a Performance Unit or Performance Share, a period of time established pursuant to Section 6 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

         "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 6 of this Plan.

         "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 6 of this Plan.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity within the meaning of Section 13(d)(3) or 14(d) (2) of the Exchange Act.

         "Plan" means this NS Group, Inc. Equity Plan, as amended from time to time.

         "Restricted Shares" means Common Shares granted or sold pursuant to
Section 7 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 7 has expired.

         "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

         "Subsidiary" means a corporation, company or other entity which is designated by the Committee and in which the Company has a direct or indirect ownership or other equity interest, provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

         "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

         "Voting Power" shall mean the voting power of all securities of a Person then outstanding generally entitled to vote for the election of directors of the Person (or, where appropriate, for the election of persons performing similar functions).

3. SHARES AVAILABLE UNDER THE PLAN.

     a. Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Units or Performance Shares that have been earned, (v) in payment of awards granted under Section 9 of the Plan or (vi) in payment of dividend equivalents paid with respect to deferred issuances and settlements of awards made under the Plan shall not exceed in the aggregate 1,000,000 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance, treasury shares or a combination of the foregoing.

     b. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in the number of Common Shares available in Section 3(a) above or otherwise specified in the Plan or in any award granted hereunder if the number of Common Shares actually delivered differs from the number of Common Shares previously counted in connection with an award. Common Shares subject to an award that is canceled, expired, forfeited, settled in cash or is otherwise terminated without a delivery of Common Shares to the Participant will again be available for awards, and Common Shares withheld in payment of the exercise price or taxes relating to an award and Common Shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute Common Shares not delivered to the Participant and shall be deemed to again be available for awards under the Plan. This Section 3(b) shall apply to the number of Common Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

     c. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 800,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 300,000 Common Shares during any calendar year; and (iii) the number of Performance Shares that may be granted and paid out under this Plan, and the number of Restricted Shares, Deferred Shares and Common Shares awarded under Section 9 of the Plan (after taking forfeitures into account) shall not exceed, in the aggregate, 200,000.

     d. Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares, Performance Units or Restricted Shares specifying Management Objectives having an aggregate maximum value as of their respective Dates of Grant in excess of $400,000.

4. OPTION RIGHTS. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

     a. Each grant shall specify the number of shares of Common Stock to which it pertains, subject to adjustments as provided in Section 11 of this Plan.

     b. Each grant shall specify an Option Price per share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

     c. Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee not less than 6 months having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

     d. To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

     e. To the extent permitted by law, any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Committee.

     f. Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

     g. Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable.

     h. Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

     i. Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

     j. The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

     k. No Option Right shall be exercisable more than 10 years from the Date of Grant.

     l. Each grant of Option Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

5. APPRECIATION RIGHTS.

     a. The Committee may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Committee, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     b. Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                  (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

                  (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

                  (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

                  (iv) Each grant of an Appreciation Right shall be evidenced by an Evidence of Award, which shall describe such Appreciation Right, identify any related Option Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

     c. Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     d.   Regarding Free-Standing Appreciation Rights only:

                  (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                  (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

                  (iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. PERFORMANCE UNITS AND PERFORMANCE SHARES. The Committee may also authorize the granting to Participants of Performance Units and Performance Shares that will become payable (or payable early) to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

     a. Each grant shall specify the number of Performance Units or Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     b. The Performance Period with respect to each Performance Unit or Performance Share shall be such period of time (not less than 3 years, except in the event of a Change in Control, if the Committee shall so determine) commencing with the Date of Grant as shall be determined by the Committee at the time of grant.

     c. Any grant of Performance Units or Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Units or Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Units or Performance Shares shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Committee must determine that the Management Objectives have been satisfied

     d. Each grant shall specify the time and manner of payment of Performance Units or Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company to the Participant in cash, in Common Shares or in any combination thereof, and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

     e. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Committee at the Date of Grant. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

     f. Each grant of Performance Units or Performance Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

7. RESTRICTED SHARES. The Committee may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

     a. Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     b. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

     c. Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than 3 years to be determined by the Committee at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control.

     d. Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

     e. Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

     f. Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

     g. Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

8. DEFERRED SHARES. The Committee may also authorize the grant or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

     a. Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Committee may specify.

     b. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

     c. Each such grant or sale shall be subject to a Deferral Period of not less than 3 years, as determined by the Committee at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control.

     d. During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them.

     e. Each grant or sale of Deferred Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

9. OTHER AWARDS.

     a. The Committee is authorized, subject to limitations under applicable law, to grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of, the Company. The Committee shall determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Committee shall determine.

     b. Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9 of the Plan.

     c. The Committee is authorized to grant Common Shares as a bonus, or to grant Common Shares or other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

10. TRANSFERABILITY.

     a. Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     b. The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Units or Performance Shares or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, shall be subject to further restrictions on transfer.

11. ADJUSTMENTS. The Committee may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Performance Shares, Deferred Shares and share-based awards described in
Section 9 of the Plan granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

13. WITHHOLDING TAXES. The Company shall have the right to deduct from any payment under this Plan an amount equal to the federal, state, local, foreign and other taxes which in the opinion of the Company are required to be withheld by it with respect to such payment and to the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion

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of such benefit. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than 6 months to satisfy any tax obligations resulting from any such transaction.

14. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

15. ADMINISTRATION OF THE PLAN.

     a. This Plan shall be administered by one or more Committees (or subcommittees thereof) consisting of not less than two Directors appointed by the Board each of whom shall be a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "outside director" as defined in the regulations under Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

     b. The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Units, Performance Shares or any awards granted under Section 9 of the Plan and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

16. AMENDMENTS AND OTHER MATTERS.

     a. The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without shareholder approval. Without limiting the generality of the foregoing, the Board of Directors may amend this Plan to eliminate provisions which are no longer necessary as a result in changes in tax or

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

          securities laws or regulations, or in the interpretation thereof.

     b. The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 16(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

     c. The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     d. The Committee may condition the grant of any award or combination of awards authorized under this Plan on the deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     e. In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Units or Performance Shares which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 7 of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Units or Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate. In addition, the Committee may waive any other limitation or requirement under any award described in the preceding sentence, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement. With respect to any Participant the Committee may, in its sole discretion, accelerate the time at which any Option Right or Appreciation Right may be exercised or the time when a Performance Unit or Performance Share shall be deemed to have been fully earned or the time when a substantial risk of forfeiture or prohibition on transfer of Restricted Shares shall lapse or the time when a Deferral Period shall end in connection with a Change in Control of the Company. In addition, the Committee may, in its sole discretion, modify any Option Right or Appreciation Right to extend the period following termination of a Participant's employment to the Company or any Subsidiary during which such award will remain outstanding and be exercisable, provided that no such extension shall result in any award being exercisable more than ten years after the Date of Grant.

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

     f. This Plan shall not confer upon any Participant any right with respect to continuance of employment with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment at any time.

     g. To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     h. Subject to Section 18, this Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this Plan have been issued or transferred and the Company has no further obligation hereunder.

     i. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

     j. This Plan and each Evidence of Award shall be governed by the laws of the Commonwealth of Kentucky, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

     k. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

17. APPLICABLE LAWS. The obligations of the Company with respect to awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required.

18. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

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                                                                      APPENDIX D

                                 NS GROUP, INC.
                        NON-EMPLOYEE DIRECTOR EQUITY PLAN

1. PURPOSE OF THE PLAN. The purpose of this Plan is to attract and retain qualified individuals to serve as non-employee members of the Board of Directors of NS Group, Inc. (the "Company") and to provide such persons with appropriate incentives. The Company has adopted the Plan effective as of January 1, 2004, subject to the approval of the Company's stockholders. Upon the approval of the adoption of the Plan by the Company's stockholders, the Plan will replace and supersede the Company's prior Amended and Restated 2000 Non-Employee Director Stock Option Plan, provided that awards granted thereunder prior to January 1, 2004 will continue in accordance with their terms.

2. DEFINITIONS. Capitalized terms used herein shall have the meanings assigned to such terms in this Section 2.

         "Accounting Period" means each calendar quarter of the Company, such quarters beginning on January 1, April 1, July 1 and October 1 of each year.

         "Affiliate" of any specified Person means (i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified Person or (ii) any other person who is a director or officer (A) of such specified Person, (B) of any subsidiary of such specified Person or (C) of any Person described in clause (i) above or (iii) any person in which such Person has, directly or indirectly, a 5 percent or greater voting or economic interest or the power to control. For the purposes of this definition, "control" of a Person means the power, direct or indirect, to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities, or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Applicable Laws" means the requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where awards are granted under the Plan.

         "Appreciation Right" means a right granted pursuant to Section 5 of this Plan

         "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

         "Board" means the Board of Directors of the Company.

         "Calendar Year" means the period beginning on January 1 of each year and ending on December 31 of each year.

         "Change in Control" shall mean:

                  (i) the direct or indirect sale, lease, exchange or other
              transfer of all or substantially all of the assets of the Company to any Person or entity or group of Persons or entities acting in concert as a partnership or other group ("Group of Persons") other than a Person described in clause (i) of the definition of Affiliate;

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

                  (ii) the consummation of any consolidation or merger of the Company with or into another corporation with the effect that the stockholders of the Company immediately prior to the date of the consolidation or merger hold less than 51% of the combined Voting Power of the outstanding voting securities of the surviving entity of such merger or the corporation resulting from such consolidation ordinarily having the right to vote in the election of directors (apart from rights accruing under special circumstances) immediately after such merger or consolidation;

                  (iii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company;

                  (iv) a Person or Group of Persons acting in concert as a partnership, limited partnership, syndicate or other group shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the direct or indirect beneficial owner (within the meaning of Rule 13d-3) under the Exchange Act ("Beneficial Owner") of securities of the Company representing 30% or more of the combined Voting Power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or

                  (v) a Person or Group of Persons, together with any Affiliates thereof, shall succeed in having a sufficient number of its nominees elected to the Board such that such nominees, when added to any existing director remaining on the Board after such election who is an Affiliate of such Person or Group of Persons, will constitute a majority of the Board; provided that the Person or Group of Persons referred to in clauses (i), (iv) and (v) shall not mean Clifford Borland or any Group of Persons with respect to which Clifford Borland is the Beneficial Owner of the majority of the voting equity interests.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Shares" means the Common Stock of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 9 of this Plan.

         "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or a grant or sale of Restricted Shares shall become effective.

         "Director" means a member of the Board of Directors of the Company.

         "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights or Restricted Shares. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Non-Employee Director.

         "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

         "Fees" means (i) the portion of a Non-Employee Director's annual compensation that is payable without regard to the number of Board or committee meetings attended or committee positions held, as determined by the Board from time to time, and (ii) the portion of a Non-Employee Director's

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

compensation that is payable with regard to the number of Board or committee meetings attended, or committee positions held, as determined by the Board from time to time.

         "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the principal exchange on which Common Shares are then trading, if any, or, if applicable, the NASDAQ National Market System, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board.

         "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

         "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

         "Option Price" means the purchase price payable on exercise of an Option Right.

         "Option Right" means the right to purchase Common Shares from the Company upon the exercise of a nonqualified stock option granted pursuant to
Section 4 or 7 of this Plan.

         "Participation Agreement" means the agreement submitted by a Non-Employee Director to the Secretary of the Company pursuant to which a Non-Employee Director may elect to receive all or any portion of his or her Fees in the form of Voluntary Shares or Voluntary Option Rights for a specified period in the future.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity within the meaning of Section 13(d)(3) or 14(d) (2) of the Exchange Act.

         "Plan" means this NS Group, Inc. Non-Employee Director Equity Plan, as amended from time to time.

         "Retirement" means a voluntary resignation from the Board by a Non-Employee Director at any time after at least five years of service as a Non-Employee Director.

         "Restricted Shares" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

         "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for in such Appreciation Right.

         "Subsidiary" means a corporation, company or other entity which is designated by the Board and in which the Company has a direct or indirect ownership or other equity interest.

         "Voluntary Option Rights" has the meaning set forth in Section 7(a).

         "Voluntary Shares" has the meaning set forth in Section 7(a).

         "Voting Power" shall mean the voting power of all securities of a Person then outstanding generally entitled to vote for the election of directors of the Person (or, where appropriate, for the election of persons performing similar functions).

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

3. SHARES AVAILABLE UNDER THE PLAN.

     a. Subject to adjustment as provided in Section 3(b) and Section 9 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, and (iii) as Voluntary Shares shall not exceed in the aggregate 200,000 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance, treasury shares or a combination of the foregoing.

     b. The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in the number of Common Shares available in Section 3(a) above or otherwise specified in the Plan or in any award granted hereunder if the number of Common Shares actually delivered differs from the number of Common Shares previously counted in connection with an award. Common Shares subject to an award that is canceled, expired, forfeited, settled in cash or is otherwise terminated without a delivery of Common Shares to the Non-Employee Director will again be available for awards, and Common Shares withheld in payment of the exercise price or taxes relating to an award and Common Shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute Common Shares not delivered to the Non-Employee Director and shall be deemed to again be available for awards under the Plan.

4. OPTION RIGHTS. Except as otherwise determined by the Board pursuant to Sections 5 and 6 of this Plan, the Board shall automatically grant to each Non-Employee Director Option Rights to purchase Common Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

     a. On the date of each annual meeting of the Company's stockholders (beginning with the annual meeting of stockholders in 2004), each person who is elected a Non-Employee Director at such meeting or whose term of office as a Non-Employee Director continues after such meeting shall receive a grant of Option Rights to purchase 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan). Each person who first becomes a Non-Employee Director after January 1, 2004 but before an annual meeting of the Company's stockholders shall receive, on the date he or she first becomes a Non-Employee Director, a grant of Option Rights to purchase 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan). Option Rights granted pursuant to this Section 4 shall be nonqualified stock options.

     b. Each grant of Option Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve, subject to the following:

         (i) Each grant shall specify an Option Price per share, which shall be equal to the Market Value per Share on the Date of Grant.

         (ii) Each such Option Right shall become exercisable to the extent of one-third of the number of shares covered thereby on each of the first three anniversaries of the Date of Grant. Such Option Rights shall become exercisable in full immediately in the event of a Change in Control or the death of the Optionee. Each such Option Right granted under this Plan shall expire ten years from the Date of Grant and shall be subject to earlier termination as hereinafter provided.

         (iii) In the event of the termination of service on the Board by the holder of any such Option

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

     Rights, other than by reason of death or Retirement, the then-outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the termination of service date and shall expire 90 days after such termination, or on their stated expiration date, whichever occurs first.

         (iv) In the event of the Retirement by the holder of any such Option Rights, the then-outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the Retirement date and shall expire two years after such Retirement, or on their stated expiration date, whichever occurs first.

         (v) In the event of the death of the holder of any such Option Rights, each of the then-outstanding Option Rights of such holder may be exercised at any time within two years after such death, or on their stated expiration date, whichever occurs first.

         (vi) Notwithstanding the foregoing, upon the occurrence of a Change in Control, each of the then-outstanding Option Rights of such holder may be exercised at any time within five years after such Change in Control, or on their stated expiration date, whichever occurs first.

     c. Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee not less than 6 months having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

     d. Successive grants may be made to the same Non-Employee Director whether or not any Option Rights previously granted to such Non-Employee Director remain unexercised.

     e. Common Shares acquired upon the exercise of these Option Rights may not be transferred for six months except in the case of the director's death, disability or other termination of service as a director.

5. APPRECIATION RIGHTS. The Board may from time to time determine that in lieu of granting Option Rights under Section 4 of this Plan or Restricted Shares under Section 6 of the Plan, the Board shall grant to each Non-Employee Director Appreciation Rights, upon such terms and conditions as the Board may determine in accordance with the following provisions:

     a. On the date of each annual meeting of the Company's stockholders (beginning with the annual meeting of stockholders in 2004), each person who is elected a Non-Employee Director at such meeting or whose term of office as a Non-Employee Director continues after such meeting shall receive a grant of an Appreciation Right covering 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan). Each person who first becomes a Non-Employee Director after January 1, 2004 but before an annual meeting of the Company's stockholders shall receive, on the date he or she first becomes a Non-Employee Director, a grant of an Appreciation Right covering 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan). An Appreciation Right shall be a right of the Non-Employee Director to receive from the Company an amount expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     b. Each grant of Appreciation Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve, subject to the following:

         (i) Each grant shall specify in respect of each Appreciation Right a Base Price, which shall be

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

     equal to the Market Value per Share on the Date of Grant.

         (ii) Each such Appreciation Right shall become exercisable to the extent of one-third of the number of shares covered thereby on each of the first three anniversaries of the Date of Grant. Such Appreciation Rights shall become exercisable in full immediately in the event of a Change in Control or the death of the Non-Employee Director. Each such Appreciation Right granted under this Plan shall expire ten years from the Date of Grant and shall be subject to earlier termination as hereinafter provided.

         (iii) In the event of the termination of service on the Board by the holder of any such Appreciation Rights, other than by reason of death or Retirement, the then-outstanding Appreciation Rights of such holder may be exercised to the extent that they would be exercisable on the termination of service date and shall expire 90 days after such termination, or on their stated expiration date, whichever occurs first.

         (iv) In the event of the Retirement by the holder of any such Appreciation Rights, the then-outstanding Appreciation Rights of such holder may be exercised to the extent that they would be exercisable on the Retirement date and shall expire two years after such Retirement, or on their stated expiration date, whichever occurs first.

         (v) In the event of the death of the holder of any such Appreciation Rights, each of the then-outstanding Appreciation Rights of such holder may be exercised at any time within two years after such death, but in no event after the expiration date of the term of such Appreciation Rights.

         (vi) Notwithstanding the foregoing, upon the occurrence of a Change in Control, each of the then-outstanding Appreciation Rights of such holder may be exercised at any time within five years after such Change in Control, but in no event after the expiration date of the term of such Appreciation Rights.

     c. Any grant of Appreciation Rights may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Non-Employee Director or retain in the Board the right to elect among those alternatives.

     d. Any grant of Appreciation Rights may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

     e. Successive grants of Appreciation Rights may be made to the same Non-Employee Director regardless of whether any Appreciation Rights previously granted to the Non-Employee Director remain unexercised.

     f. Common Shares acquired upon the exercise of these Appreciation Rights may not be transferred for six months except in the case of the director's death, disability or other termination of service as a director.

6. RESTRICTED SHARES. The Board may from time to time determine that in lieu of granting Option Rights under Section 4 of this Plan or Appreciation Rights under
Section 5 of the Plan, the Board shall grant to each Non-Employee Director Restricted Shares, upon such terms and conditions as the Board may determine in accordance with the following provisions:

     a. On the date of each annual meeting of the Company's stockholders (beginning with the annual meeting of stockholders in 2004), each person who is elected a Non-Employee Director at such

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

meeting or whose term of office as a Non-Employee Director continues after such meeting shall receive a grant of a number of Restricted Shares with a fair market value on such date equal to Option Rights to purchase 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan) as of such date. Each person who first becomes a Non-Employee Director after January 1, 2004 but before an annual meeting of the Company's stockholders shall receive, on the date he or she first becomes a Non-Employee Director, a grant of a number of Restricted Shares with a fair market value on the Date of Grant equal to Option Rights to purchase 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan) as of such date. The Board shall have the sole responsibility for calculating the number of Restricted Shares that have a fair market value, as of any date, equal to Option Rights to purchase 4,000 Common Shares (subject to adjustment as provided in Section 9 of this Plan), which calculation shall be final and binding for all purposes and shall be made in accordance with the Company's regular financial accounting practices.

     b. Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Non-Employee Director in consideration of the performance of services, entitling such Non-Employee Director to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     c. Each grant of Restricted Shares shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve, subject to the following:

         (i) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Such "substantial risk of forfeiture" shall lapse to the extent of one-third of the number of shares on each of the first three anniversaries of the Date of Grant, and shall lapse in full in the event of a Change in Control or the Non-Employee Director's death.

         (ii) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

     d. Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

     e. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Non-Employee Director that is less than Market Value per Share at the Date of Grant.

     f. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Non-Employee Director in whose name such certificates are registered, endorsed in blank and covering such Shares.

7. VOLUNTARY SHARES AND VOLUNTARY OPTION RIGHTS. Each Non-Employee Director shall be eligible to elect to receive Common Shares or Option Rights in accordance with the following provisions:

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

     a. Prior to the commencement of the Company's Calendar Year (or by such other date as may be specified by the Board), a Non-Employee Director may elect, by the filing of a Participation Agreement, to have up to 100 percent of his or her Fees paid by the Company in the form of either (i) Common Shares (the "Voluntary Shares") in lieu of a cash payment or (ii) Option Rights (the "Voluntary Option Rights") in lieu of a cash payment, but not both. Such Participation Agreement must be filed as a one-time election for the applicable Calendar Year. Unless the Non-Employee Director revokes or changes such election by filing a new Participation Agreement by the due date therefor specified in this Section 7(a), such election shall apply to a Non-Employee Director's Fees for each subsequent Calendar Year. Once an election has been terminated, another election may not be made effective until the commencement of the next subsequent Calendar Year unless the Board shall have otherwise provided.

     b. No later than ten (10) days following the end of an Accounting Period, the Company shall issue to each Non-Employee Director who has made an election to receive Voluntary Shares under Section 7(a), a number of Voluntary Shares for the prior Accounting Period equal to (i) the amount of such Non-Employee Director's Fees for such Accounting Period that such Non-Employee Director has elected to receive as Voluntary Shares, divided by (ii) the Market Value per Share on the last day of the Accounting Period. To the extent that the application of the foregoing formula would result in the issuance of fractional Common Shares, any such fractional shares shall be disregarded, and the remaining amount of the Fees shall be paid in cash.

     c. No later than ten (10) days following the end of an Accounting Period, the Company shall issue to each Non-Employee Director who has made an election to receive Voluntary Option Rights under Section 7(a), Option Rights to purchase a number of Common Shares (subject to adjustment as provided in Section 9 of this Plan) equal to (i) the amount of such Non-Employee Director's Fees for such Accounting Period that such Non-Employee Director has elected to receive as Voluntary Option Rights, divided by (ii) the value, on the last day of the Accounting Period, of an Option Right to purchase one Common Share. To the extent that the application of the foregoing formula would result in Option Rights to purchase fractional Common Shares, any such fractional shares shall be disregarded, and the remaining amount of the Fees shall be paid in cash. The Option Rights granted under this Section 7 shall be subject to the terms of
Section 4(b), (c), (d) and (e) hereof, except that such Option Rights shall be fully vested at all times. The Board shall have the sole responsibility for calculating the value of an Option Right to purchase one Common Share, which calculation shall be final and binding for all purposes and shall be made in accordance with the Company's regular financial accounting practices.

8. TRANSFERABILITY. Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Non-Employee Director other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Non-Employee Director's lifetime only by him or her or by his or her guardian or legal representative.

9. ADJUSTMENTS. The Board may make or provide for such adjustments (i) in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights and Restricted Shares granted hereunder, or subject to elections to receive Voluntary Shares or Voluntary Option Rights hereunder, (ii) in the Option Price and Base Price provided in outstanding Appreciation Rights, and
(iii) in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Non-Employee Directors that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Sections 3, 4, 5 and 6 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 9.

10. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

11. WITHHOLDING TAXES. To the extent, if any, that the Company is required to withhold federal, state, local, foreign or other taxes in connection with any payment made or benefit realized by a Non-Employee Director or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Non-Employee Director or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Board, a Non-Employee Director or such other person may surrender Common Shares owned for more than 6 months to satisfy any tax obligations resulting from any such transaction.

12. ADMINISTRATION OF THE PLAN.

         a. This Plan shall be administered by the Board. A majority of the Board shall constitute a quorum, and the action of the members of the Board present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Board.

         b. The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Voluntary Shares or Voluntary Option Rights, and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

13. AMENDMENTS AND OTHER MATTERS.

         a. The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without shareholder approval. Without limiting the generality of the foregoing, the Board of Directors may amend this Plan to eliminate provisions which are no longer necessary as a result in changes in tax or securities laws or regulations, or in the interpretation thereof.

         b. The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 13(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 9 of this Plan.

         c. The Board also may permit Non-Employee Directors to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

         d. This Plan shall not confer upon any Non-Employee Director any right with respect to continuance of service with the Board and shall not interfere in any way with any right that the Company or its stockholders would otherwise have to terminate any Non-Employee Director's service at any time.

         e. In case of termination of service by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Non-Employee Director who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse. In addition, the Board may waive any other limitation or requirement under any award described in the preceding sentence. Finally, in addition, the Board may, in its sole discretion, modify any Option Right or Appreciation Right to extend the period following termination of a Non-Employee Director's service on the Board during which such award will remain outstanding and be exercisable, provided that no such extension shall result in any award being exercisable more than ten years after the Date of Grant.

         f. If a Non-Employee Director becomes an employee of the Company or any Subsidiary while continuing to serve as a Director, that fact alone shall not result in a termination of service from the Board or otherwise impair the rights such Director may have under this Plan, including, without limitation, the rights such Director may have under any Option Right, Appreciation Right or Restricted Share outstanding under this Plan, but such Director shall no longer be eligible to receive any further awards of Option Rights, Appreciation Rights, Restricted Shares, Voluntary Shares or Voluntary Option Rights under this Plan.

         g. Subject to Section 15, this Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this Plan have been issued or transferred and the Company has no further obligation hereunder.

         h. This Plan and each Evidence of Award shall be governed by the laws of the Commonwealth of Kentucky, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

         i. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

14. APPLICABLE LAWS. The obligations of the Company with respect to awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Board determines may be required.

15. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                                 REVOCABLE PROXY
                                 NS GROUP, INC.

[X]   Please mark votes as in this example

ANNUAL MEETING OF SHAREHOLDERS MAY 12, 2004

The undersigned hereby appoints Thomas J. Depenbrock and James J. Crowe or either of them as Proxies (acting by a majority or, if one be present, then that one shall have all of the powers hereunder), each with full power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote as designated below, all the shares of common stock of NS Group, Inc. held of record by the undersigned on March 4, 2004, at the Annual Meeting of Shareholders to be held on May 12, 2004, or at any adjournment, or adjournments thereof.

Item 1. Election of the following three (3) nominees as Class III Directors whose terms expire in 2007.

         FOR                  WITHHOLD           FOR ALL EXCEPT

Clifford R. Borland    Patrick J. B. Donnelly    Rene J. Robichaud

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-----------------------------

Item 2. Ratify of the appointment of Deloitte & Touche LLP the Company's independent public accountants for 2004.

         FOR               AGAINST          ABSTAIN

Item 3.  Approve the NS Group, Inc. Equity Plan

         FOR               AGAINST          ABSTAIN

Item 4.  Approve the NS Group, Inc. Non-Employee Director Equity Plan

         FOR               AGAINST          ABSTAIN

The Board of Directors Recommend a Vote "FOR" all nominees in Item 1 and "FOR" Items 2, 3 and 4.

Please check box if you plan to attend the meeting [  ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please be sure to sign and date this Proxy in the box below

Date:

Shareholder sign above               Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

                                 NS GROUP, INC.

                              530 West Ninth Street
                             Newport, Kentucky 41071

This Proxy when properly executed will be voted in the manner directed herein by the above signed shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

Please sign exactly as name (or names) appears on this card. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.